UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PSM HOLDINGS, INC.

(Name of the Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PSM HOLDINGS, INC.

5900 Mosteller Drive

Oklahoma City, OK 73112

(405) 753-1900

NOTICE OF SOLICITATION OF CONSENTS

May __, 2014

TO OUR SHAREHOLDERS:

This Notice of Solicitation of Consents and accompanying Consent Solicitation Statement are furnished to you by PSM Holdings, Inc., a Delaware corporation (the “Company” or “us” or “we” or “our”) in connection with the solicitation on behalf of our board of directors of written consents from the holders of the Company’s Common and Preferred Stock to take action without a shareholders’ meeting.

Our board of directors is requesting the holders of the Company’s Common and Preferred Stock to consent to the following proposal:

●

To amend the Company’s Certificate of Incorporation as set forth in the Certificate of Amendment attached as Appendix A to the accompanying Consent Solicitation Statement (the “Certificate Amendment”).

We have established the close of business on April __, 2014, as the record date for determining shareholders entitled to submit written consents.

We request that each shareholder complete, date and sign the enclosed written consent form and promptly return it the Company’s legal counsel by mail at 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095, by email at jamie@vancelaw.us, or by fax at (801) 446-8803. To be counted, your properly completed written consent must be received before 5:00 p.m. Mountain Time, on May 6, 2014, subject to extension by our board of directors or to early termination of solicitations if a majority approval is received.

Failure to return the enclosed written consent will have the same effect as a vote against the proposal. We recommend that all shareholders consent to the proposal, by marking the box entitled “FOR” with respect to the proposal on the enclosed written consent form, and sending the written consent to us. If you sign and send in the written consent form but do not indicate how you want to vote as to the proposal, your consent form will be treated as a consent “FOR” the proposal.

Consents may be revoked by shareholders at any time before the time that we receive and accept the written consent of the holders of a majority of the outstanding shares of Common and Preferred Stock of the Company entitled to vote.

By Order of the Board of Directors

Jeffrey R. Smith, Chairman

PSM HOLDINGS, INC.

5900 Mosteller Drive

Oklahoma City, OK 73112

(405) 753-1900

CONSENT SOLICITATION STATEMENT

General

This Consent Solicitation Statement is being furnished in connection with the solicitation of written consents of the shareholders of PSM Holdings, Inc., a Delaware corporation (the “Company” or “us” or “we” or “our”) with regard to the following proposal:

●

To amend the Company’s Certificate of Incorporation as set forth in the Certificate of Amendment attached as Appendix A to the accompanying Consent Solicitation Statement (the “Certificate Amendment”).

This Consent Solicitation Statement contains important information for you to consider when deciding how to vote on these matters. Please read it carefully.

Our board of directors has approved the proposal and has chosen to seek to obtain shareholder approval of the proposal by written consent, rather than by calling a special meeting of shareholders, in order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the proposed corporate action as quickly as possible. Written consents are being solicited from all of our shareholders pursuant to Section 228 of the Delaware General Corporation Law.

Voting materials, which include this Consent Solicitation Statement and a written consent form, are being mailed to all shareholders on or about May __, 2014. Our board of directors has set the close of business on April __, 2014, as the record date for the determination of shareholders entitled to act with respect to the consent action (the “Record Date”). As of the Record Date, the Company had ____ shares of Common Stock outstanding of record representing ____ votes held by approximately ____ registered holders of record, 3,700 shares of Series A Preferred Stock outstanding of record representing 15,416,667 votes, 2,000 shares of Series B Preferred Stock outstanding of record representing 8,333,333 votes, 1,800 shares of Series C Preferred Stock outstanding of record representing 22,500,000 votes, and 1,400 shares of Series D Preferred Stock outstanding of record representing 17,500,000 votes for a total of ____ votes.

How to Submit Consents; Expiration Date

Shareholders of record who desire to consent to the proposal may do so by delivering the applicable written consent to us by hand, mail, email, facsimile or overnight courier, in accordance with the instructions contained in the written consent. If your shares are held in street name, voting will depend on the voting processes of your broker, bank, or other holder of record. Therefore, we recommend that you follow the voting instructions in the materials you receive directly from the holder of record.

If the written consent is properly completed and signed, the shareholder will be deemed to have consented to the proposal. Failure to return the enclosed written consent form will have the same effect as a vote against approval of the proposal.

Written consents by the shareholder(s) must be executed in exactly the same manner as the name(s) appear(s) on the stock certificates. If stock certificates to which a written consent relates are held of record by two or more joint holders, all such holders must sign the written consent. If a signature is by a trustee, executor, administrator, guardian, proxy, attorney-in-fact, officer of a corporation or other record holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to us of such person’s authority so to act. If stock certificates are registered in different names, separate written consents must be executed covering each form of registration.

FOR A WRITTEN CONSENT TO BE VALID, A SHAREHOLDER MUST COMPLETE, SIGN, DATE AND DELIVER THE WRITTEN CONSENT (OR PHOTOCOPY THEREOF) FOR SUCH HOLDER’S SHARES TO THE COMPANY’S LEGAL COUNSEL. SUCH WRITTEN CONSENT MAY BE DELIVERED TO THE COMPANY’S LEGAL COUNSEL BY HAND, MAIL, EMAIL, FACSIMILE OR OVERNIGHT COURIER.

All written consents that are properly completed, signed and delivered to our legal counsel before the Expiration Date (as defined below), subject to extension by our board of directors, and not revoked before our acceptance of the written consents, will be accepted.

The term “Expiration Date” means 5:00 p.m. Mountain Time, on May 6, 2014, unless the Requisite Consents, as defined below, are received before such date, in which case this solicitation will expire on the date that such Requisite Consents are obtained, and such earlier date shall be the Expiration Date.

Final results of this solicitation of written consents will be published in a Form 8-K filed with the SEC after the Expiration Date unless the Requisite Consents are received prior to the Expiration Date.

Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, we reserve the right, at any time before the Expiration Date, to amend or terminate the solicitation, or to delay accepting written consents.

If you have any questions about the consent solicitation or how to vote or revoke your written consent, or if you should need additional copies of this Consent Solicitation Statement or voting materials, please contact Kevin Gadawski, a director of the Company, at (405) 753-1900.

Revocation of Consents

Written consents may be revoked or withdrawn by the shareholders at any time before the Expiration Date. To be effective, a written, facsimile, or email revocation or withdrawal of the written consent must be received by our legal counsel before such time and addressed as follows: PSM Holdings, Inc., Attn: Legal Counsel, 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095; by email at jamie@vancelaw.us, or by facsimile at (801) 446-8803. A notice of revocation or withdrawal must specify the shareholder’s name and the number of shares being withdrawn. After the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable.

Solicitation of Consents

Our board of directors is sending you this Consent Solicitation Statement in connection with its solicitation of consents to approve the Certificate Amendment. Officers and directors of the Company and their affiliates holding approximately __% of the voting control of the Company have indicated their intent to provide consents for approval of the items set forth herein. Certain directors, officers and employees of our Company may solicit written consents by mail, email, telephone, facsimile or in person. Our Company will pay for the costs of solicitation. We expect to pay the reasonable expenses of brokers, nominees and similar record holders in mailing voting materials to beneficial owners of our Common and Preferred Stock.

PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION

A copy of the Certificate of Amendment is attached as Appendix A to this Proxy Statement.

General

On April __, 2014, the board of directors, by unanimous written consent, approved an amendment to the Certificate of Incorporation of the Company increasing the total common shares authorized from 100,000,000 to 150,000,000, par value $.001 per share.

Purpose for Increase of Authorized Shares

On April 1, 2014, the Company entered into a Stock Purchase Agreement (the “SPA”) providing for the issuance and sale of $1,800,000 of the Company’s Series C 6% Convertible Preferred Stock (1,800 shares) at a purchase price of $1,000 per share (the “Series C Preferred Stock”) and $1,400,000 of the Company’s Series D 6% Convertible Preferred Stock (1,400 shares) at $1,000 per share (the “Series D Preferred Stock”).

In connection with the closing of the SPA, the Company amended the original Stock Purchase Agreement dated February 3, 2013 (the “Original SPA”), entered into in connection with the sale of the Series A Preferred Stock and Series B Preferred Stock. The amendment included waivers by the holders of the Series A Preferred Stock and Series B Preferred Stock granting a 60-day limited waiver of the Company’s obligations under the Original SPA to maintain a reserve from its duly authorized shares of Common Stock for the issuance of the shares which equal 130% of the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock Preferred Stock and Series B Preferred Stock so that the Company may amend its Certificate of Incorporation to increase the number of authorized and unissued shares of Common Stock to be reserved for issuance upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, or Series D Preferred Stock.

As a result of the issuance of the shares of Series C Preferred Stock and Series D Preferred Stock described above, and the restating of the conversion price of the Series A Preferred Stock and Series B Preferred Stock, the Company does not have sufficient shares of Common Stock to reserve for 130% of the shares issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock as required in the SPA and the Original SPA. Pursuant to the terms of these agreements, the Company is required to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock within 60 days following closing of the SPA to provide sufficient reserved shares.

In the event any securities are issued in the future, shareholders may suffer dilution to their ownership of the Company at the time of the issuance of the securities to the extent that assets of equal value as the fair market value of the shares being issued is not received. No additional corporate action is needed to issue any additional securities. The Company may even issue securities as a defensive mechanism in order to attempt to stop a hostile takeover by another company although there is no plan to do so at this time.

Dilution

As of December 31, 2013, the tangible book value per share was $0.06 based on total outstanding shares of Common Stock of 29,468,259. Assuming the conversion of the Series C and D Preferred Stock, the tangible book value per share would decrease to $0.03 based on total outstanding shares of Common Stock of 69,468,259.

As of December 31, 2013, the Company had 29,468,259 shares of Common Stock outstanding. Assuming the conversion of the Series C and D Preferred Stock, the ownership of existing shareholders would be reduced to approximately 43% of the outstanding shares of the Company.

The following schedules demonstrate the pro forma effect of the Series C and D Preferred Stock issuance on the balance sheet and cash flow statement as if the transaction would have occurred on either December 31, 2013 or June 30, 2013. There is no pro forma effect on the income statement since both periods incurred a net loss and the impact to earnings per share would be anti-dilutive.

Pro Forma Data

The pro forma consolidated balance sheet as of June 30, 2013 (without giving effect to any conversion of the Series C or Series D Preferred Stock into Common Stock) is as follows:

June 30, 2013

	Actual (audited)	Adjustment	Pro Forma (unaudited)
ASSETS
Current Assets:
Cash & cash equivalents	$4,515,618	$2,944,000	$7,459,618
Accounts receivable, net	885,077	-	885,077
Loans held for sale	17,702,492	-	17,702,492
Prepaid expenses	161,718	-	161,718
Other assets	5,334	-	5,334
Total current assets	23,270,239	2,944,000	26,214,239

Property and equipment, net	490,293	-	490,293
Restricted cash	500,000	-	500,000
Loan receivable	88,898	-	88,898
Employee advances	33,930	-	33,930
Intangible assets, net of accumulated amortization, June 30, 2013 - $607,363 and June 30, 2012 - $462,109	3,492,172	-	3,492,172
Security deposits	26,486	-	26,486

Total Assets	$27,902,017	$2,944,000	$30,846,017

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$503,895	-	503,895
Accrued stock payable	-	-	0
Warehouse lines of credit payable	17,670,412	-	17,670,412
Notes Payable	35,038	-	35,038
Dividend Payable	85,500	-	85,500
Accrued liabilities	1,418,996	-	1,418,996
Total current liabilities	19,713,841	-	19,713,841

Long-term Liabilities:
Due to related party	-	-	-
Total long-term liabilities	-	-	-

Total Liabilities	19,713,841	-	19,713,841

Commitment & Contingencies	-	-	-

Stockholders' Equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized:
Convertible Series A, 3,700 shares issued and outstanding	4	-	4
Convertible Series B, 2,000 shares issued and outstanding	2	-	2
Convertible Series C, 2,800 shares issued and outstanding	-	3	3
Convertible Series D, 1,400 shares issued and outstanding	-	1	1
Common stock, $0.001 par value, 100,000,000 shares authorized, 29,402,024 and 29,638,450 shares issued and outstanding at June 30, 2013 and June 30, 2012	29,402	-	29,402
Treasury stock, at cost: shares held 21,600 at June 30, 2013 and June 30, 2012	(22,747)	-	(22,747)
Additional paid in capital	23,204,207	(2,944,004)	26,148,211
Accumulated deficit	(15,022,692)	-	(15,022,692)
Total stockholders' equity	8,188,176	(2,944,000)	11,132,174

Total Liabilities and Stockholders' Equity	$27,902,017	$(2,944,000)	$30,846,017

The pro forma consolidated cash flows from operating activities as of June 30, 2013 (without giving effect to any conversion of the Series C or Series D Preferred Stock into Common Stock) is as follows:

June 30, 2013

	Actual (audited)	Adjustment	Pro Forma (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,801,267)	$-	$(1,801,267)
Adjustments to reconcile net loss to net cash used in operating activities:
Bad debts	470,305	-	470,305
Depreciation and amortization	245,526	-	245,526
Share based payment awards	57,801	-	57,801
Stock issued to third parties for services	(198,048)	-	(198,048)
Stock issued as compensation	52,000	-	52,000
Gain on sale of marketable securities	-	-	-
(Increase) decrease in current assets:	-	-	-
Accounts receivable	176,001	-	176,001
Prepaid expenses	283,025	-	283,025
Other current assets	(2,639)	-	(2,639)
Increase (decrease) in current liabilities:	-	-	-
Accounts payable	(261,931)	-	(261,931)
Accrued liabilities	721,982	-	721,982
Net cash used in operating activities	(257,245)	-	(257,245)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale of marketable securities	-	-	-
Purchase of property and equipment	(121,914)	-	(121,914)
Cash proceeds for security deposits	(14,518)	-	(14,518)
Net cash provided by investing activities	(136,431)	-	(136,431)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash proceeds from sale of stock	5,172,035	2,944,000	8,116,035
Cash paid for Preferred dividends	(53,200)	-	(53,200)
Cash proceeds from short term financing	35,038	-	35,038
Cash payments on loan from related party	(100,000)	-	(100,000)
Net cash provided by financing activities	5,053,873	-	7,997,873

NET INCREASE IN CASH & CASH EQUIVALENTS	4,660,197	-	7,604,197

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	355,421	-	355,421

CASH & CASH EQUIVALENTS, ENDING BALANCE	$5,015,618	$-	$7,959,618

The pro forma consolidated balance sheet as of December 31, 2013 (without giving effect to any conversion of the Series C or Series D Preferred Stock into Common Stock) is as follows:

December 31, 2013

	Actual (audited)	Adjustment	Pro Forma (unaudited)
ASSETS
Current Assets:
Cash & cash equivalents	$1,071,379	$2,944,000	$4,015,379
Accounts receivable, net	724,311	-	724,311
Loans held for sale	14,369,676	-	14,369,676
Prepaid expenses	316,255	-	316,255
Other assets	8,023	-	8,023
Total current assets	16,489,644	2,944,000	19,433,644

Property and equipment, net	623,290	-	623,290
Restricted cash	500,000	-	500,000
Loan receivable	88,898	-	88,898
Employee advances	85,509	-	85,509
Notes receivable	6,825	-	6,825
Intangible assets, net of accumulated amortization, June 30, 2013 - $607,363 and June 30, 2012 - $462,109	3,419,545	-	3,419,545
Security deposits	37,826	-	37,826

Total Assets	$21,251,537	$2,944,000	$24,195,537

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$569,304	-	569,304
Warehouse lines of credit payable	14,340,551	-	14,340,551
Notes Payable	11,679	-	11,679
Dividend Payable	85,500	-	85,500
Accrued liabilities	925,348	-	925,348
Total current liabilities	15,932,382	-	15,932,382

Long-term Liabilities:
Due to related party	-	-	-
Total long-term liabilities	-	-	-

Total Liabilities	15,932,382	-	15,932,382

Commitment & Contingencies	-	-	-

Stockholders' Equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized:
Convertible Series A, 3,700 shares issued and outstanding	4	-	4
Convertible Series B, 2,000 shares issued and outstanding	2	-	2
Convertible Series C, 2,800 shares issued and outstanding	-	3	3
Convertible Series D, 1,400 shares issued and outstanding	-	1	1
Common stock, $0.001 par value, 100,000,000 shares authorized, 29,402,024 and 29,638,450 shares issued and outstanding at June 30, 2013 and June 30, 2012	29,468	-	29,468
Treasury stock, at cost: shares held 21,600 at June 30, 2013 and June 30, 2012	(22,747)	-	(22,747)
Additional paid in capital	23,076,752	(2,944,004)	26,020,756
Accumulated deficit	(17,764,324)	-	(17,764,324)
Total stockholders' equity	5,319,155	(2,944,000)	8,263,153

Total Liabilities and Stockholders' Equity	$21,251,537	$(2,944,000)	$24,195,537

The pro forma consolidated cash flows from operating activities as of December 31, 2013 (without giving effect to any conversion of the Series C or Series D Preferred Stock into Common Stock) is as follows:

December 31, 2013

	Actual (audited)	Adjustment	Pro Forma (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,741,631)	$-	$(2,741,631)
Adjustments to reconcile net loss to net cash used in operating activities:
Loans to employees	(6,825)	-	(6,825)
Depreciation and amortization	146,683	-	146,683
Share based payment awards	27,053	-	27,053
Stock issued to third parties for services	9,935	-	9,935
Stock issued as compensation	6,624	-	6,624
(Increase) decrease in current assets:
Accounts receivable	163,721	-	163,721
Prepaid expenses	(154,538)	-	(154,538)
Employee advances	(51,579)	-	(51,579)
Other current assets	(2,689)	-	(2,689)
Increase (decrease) in current liabilities:
Accounts payable	65,409	-	65,409
Accrued liabilities	(493,648)	-	(493,648)
Net cash used in operating activities	(3,031,485)	-	(3,031,485)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale of marketable securities	-	-	-
Purchase of property and equipment	(207,053)	-	(207,053)
Cash paid for security deposits	(11,341)	-	(11,341)
Net cash provided by investing activities	(218,394)	-	(218,394)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash proceeds from sale of stock	-	2,944,000	2,944,000
Cash paid for Preferred dividends	(171,000)	-	(171,000)
Cash payments on short term financing	(23,360)	-	(23,360)
Net cash provided by financing activities	(194,360)	-	2,749,640

NET INCREASE IN CASH & CASH EQUIVALENTS	(3,444,239)		(500,239)

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	5,015,618	-	5,015,618
	-	-	-
CASH & CASH EQUIVALENTS, ENDING BALANCE	$1,571,379	$-	$4,515,379

Interest of Certain Persons in the Certificate Amendment

LB Merchant PSMH-1, LLC (owner of 3,700 shares of Series A Preferred Stock) and LB Merchant PSMH-2, LLC (owner of 1,800 shares of Series C Preferred Stock) are entities managed by Michael Margolies, a director and principal shareholder of the Company.

In connection with the closing of the SPA as discussed above, the Company issued warrants to purchase 3,200,000 shares of Common Stock as consideration payable to Littlebanc Advisors, LLC, an associate of Wilmington Capital Securities, LLC (the “Placement Agent”). At closing, the Placement Agent assigned and transferred 1,985,990 of the warrants to Michael Margolies, a director and principal shareholder of the Company, and assigned and transferred 640,810 of the warrants to Kevin Gadawski, the CEO, CFO, and a director of the Company.

As a result of the closing of the SPA, the Company intends to repay 10% convertible promissory notes issued in February 2014 in the amounts of $125,000 each to James Miller, a director of the Company, and to Richard Carrington, a shareholder.

In addition, the Company intends to repay a one-year 10% convertible promissory note dated March 13, 2014, payable in the principal amount of $500,000 to LB Merchant PSMH-1, LLC, the holder of the outstanding Series A Preferred Stock and an entity managed by Michael Margolies, a director and principal shareholder of the Company.

Further, Mr. Margolies, a director and principal shareholder, and Kevin Gadawski, a director and the CEO and CFO of the Company, assigned promissory notes in the aggregate amount of $135,000 to an affiliate who purchased Series C Preferred Stock at the closing of the SPA. These promissory notes are one-year 10% convertible promissory notes that were issued in February 2014 and are repayable in February 2015.

Other than as disclosed above, no one who has been a Company director or executive officer since the beginning of our last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Certificate Amendment that is not shared by all other holders of the Company’s Common and Preferred Stock.

VOTING PROCEDURES

Vote(s) Required; Insider Voting Intentions

In order for the proposal to be approved pursuant to Delaware law, we must receive the written consent of a majority of the votes underlying the outstanding shares of Common and Preferred Stock (46,609,130 votes) (the “Requisite Consents”). Each share of Common Stock entitles the holder of record to one vote. Each share of Preferred Stock entitles the holder to the number of votes as determined on an as-converted basis. Failure to vote (return a written consent form) at all will have the effect of a vote against the proposal. Abstentions will have the effect of a vote against the proposal. Broker non-votes will have the effect of a vote against the proposal.

Each member of current management owning shares of the Company, which in the aggregate represent approximately __% of the voting control of the Company, has indicated an intent to give written consent (as shareholder) in favor of the proposal. We will not follow through with the proposal unless we also receive the written consent of a majority of the votes underlying shares of Common and Preferred Stock which would be duly outstanding on the Record Date.

Our board of directors recommends that you vote (give written consent) “FOR” the proposal.

Procedure for Implementing the Proposal

The Certificate Amendment would become effective upon (i) the filing by us with the Delaware Secretary of State of a Certificate of Amendment to the Certificate of Incorporation, reflecting the Certificate Amendment, and (ii) 20 days have passed since this Consent Solicitation Statement was sent to shareholders.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenters’ rights or appraisal rights with respect to the proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information furnished by current management and others, concerning the ownership of our Common Stock as of April 17, 2014 of (i) each person who is known to us to be the beneficial owner of more than five percent of our Common Stock, without regard to any limitations on conversion or exercise of convertible securities or warrants; (ii) all directors and named executive officers; and (iii) our directors and executive officers as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership Prior to Offering(1)	Percent of Class Prior to Offering(1)	Amount of Beneficial Ownership Received in Offering	Amount and Nature of Beneficial Ownership After Offering(1)	Percent of Class After Offering(1)
Jeffrey R. Smith 5900 Mosteller Drive Oklahoma City, OK 73112	5,418,791(2)	17.22%	-	5,418,791(2)	17.22%
Kevin Gadawski 5900 Mosteller Drive Oklahoma City, OK 73112	348,364(3)	3.25%	640,810	989,174(4)	3.25%
Michael Margolies 5900 Mosteller Drive Oklahoma City, OK 73112	10,260,371(5)	25.97%	27,656,296	37,916,667(6)	54.00%
James C. Miller 5900 Mosteller Drive Oklahoma City, OK 73112	1,050,000(7)	3.56%	-	1,050,000(7)	3.56%
Ron Hanna 5900 Mosteller Drive Oklahoma City, OK 73112	3,121,208(8)	9.92%	-	3,121,208(8)	9.92%
James Pulsipher 5900 Mosteller Drive Oklahoma City, OK 73112	1,472,673(9)	4.98%	-	1,472,673(9)	4.98%
Jared Peterson 5900 Mosteller Drive Oklahoma City, OK 73112	914,254(10)	3.08%	-	914,254(10)	3.08%
Executive Officers and Directors as a Group (11 Persons)	22,585,661	51.12%	28,297,106	50,882,767	70.20%
Edward Kenmure 5900 Mosteller Drive Oklahoma City, OK 73112	1,765,595	6.00%	-	1,765,595	6.00%
Cindy Smith 5900 Mosteller Drive Oklahoma City, OK 73112	5,418,791(11)	17.22%	-	5,418,791(11)	17.22%
LB Merchant PSMH-1, LLC(12)(13) 455 NE D-337 Delray Beach, FL 33483	9,300,000(12)	23.99%	6,166,667	15,466,667(13)	34.39%
LB Merchant PSMH-2, LLC(14) 455 NE D-337 Delray Beach, FL 33483	-	-	22,500,000	22,500,000(14)	43.30%
Riverview Group LLC 2538 Forest Brook Drive Pittsburgh, PA 15241	5,000,000(15)	14.51%	15,833,333	20,833,333(16)	41.42%
Palm Global Small Cap Fund, LLP 19 West Elm Street Greenwich, CT 06830	-	-	3,750,000	3,750,000(17)	11.29%

(1) This table is based upon information supplied by officers, directors and principal stockholders and is believed to be accurate. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants, or other conversion privileges currently exercisable or convertible, or exercisable or convertible within 60 days of the date of this table, are deemed outstanding for computing the percentage of the person holding such option, warrant, or other convertible instrument but are not deemed outstanding for computing the percentage of any other person. Where more than one person has a beneficial ownership interest in the same shares, the sharing of beneficial ownership of these shares is designated in the footnotes to this table. As of April 17, 2014, we had 29,468,259 shares outstanding.

(2) Includes 70,000 shares owned by companies controlled by Mr. Smith and for which he has 50% of the voting and investment power. Also includes 1,960,000 shares owned by Cindy Smith, his wife, 347,801 shares held in his brokerage account, and 2,000,000 shares issuable upon exercise of warrants held by Mr. Smith.

(3) Includes 321,870 shares issuable upon the exercise of warrants held by Mr. Gadawski.

(4) Included 962,680 warrants issuable upon the exercise of warrants held by Mr. Gadawski.

(5) Includes 745,630 shares issuable upon the exercise of warrants held by Mr. Margolies, 50,000 shares issuable upon the exercise of warrants for which entity Mr. Margolies is managing member, 9,250,000 shares issuable upon conversion of the Series A Preferred Stock for which entity Mr. Margolies is managing member, and 39,741 shares owned by an entity of which Mr. Margolies is managing member.

(6) Includes 2,831,620 shares issuable upon the exercise of warrants held by Mr. Margolies, 50,000 shares issuable upon the exercise of warrants for which entity Mr. Margolies is managing member, 15,416,667 shares issuable upon conversion of the Series A Preferred Stock for which entity Mr. Margolies is managing member, 22,500,000 shares issuable upon conversion of the Series C Preferred Stock for which entity Mr. Margolies is managing member, and 39,741 shares for which entity Mr. Margolies is managing member.

(7) Includes 1,000,000 shares held by a trust for the benefit of Mr. Miller and for which he is a trustee and 50,000 shares issuable upon the exercise of warrants held by Mr. Miller.

(8) Includes 15,000 shares held by a company owned by Mr. Hanna and for which he has sole voting and investment power, 401,112 held in a brokerage account, 481,144 held by other stockholders but Mr. Hanna has voting control, and 2,000,000 shares issuable upon exercise of warrants held by Mr. Hanna.

(9) Includes 100,000 shares issuable upon exercise of warrants held by Mr. Pulsipher.

(10) Includes 200,000 shares issuable upon exercise of warrants held by Mr. Peterson, 250,000 shares held in an IRA, and 11,250 shares held in a brokerage account.

(11) Includes 3,458,791 shares beneficially owned by her husband, Jeffrey R. Smith and included above in his beneficial holdings.

(12) Mr. Margolies as Managing Member has voting control of the shares owned by LB Merchant PSMH-1, LLC. Includes 9,250,000 shares issuable upon conversion of the Series A Preferred Stock and 50,000 shares issuable upon the exercise of warrants.

(13) Mr. Margolies as Managing Member has voting control of the shares owned by LB Merchant PSMH-1, LLC. Includes 15,461,667 shares issuable upon conversion of the Series A Preferred Stock and 50,000 shares issuable upon the exercise of warrants.

(14) Mr. Margolies as Managing Member has voting control of the shares owned by LB Merchant PSMH-2, LLC. Includes 22,500,000 shares issuable upon conversion of the Series C Preferred Stock.

(15) Includes 5,000,000 shares issuable upon conversion of the Series B Preferred Stock.

(16) Includes 8,333,333 shares issuable upon conversion of the Series B Preferred Stock and 12,500.000 shares issuable upon conversion of the Series D Preferred Stock.

(17) Includes 3,750.000 shares issuable upon conversion of the Series D Preferred Stock.

The Series B and D Preferred Stock may not be converted into Common Stock if the beneficial owner of such shares (together with such beneficial owner’s affiliates) would thereafter exceed 4.99% of the outstanding Common Stock whether through conversion of the Series B or D Preferred Stock or otherwise.

CHANGE OF CONTROL

We are currently not aware of any arrangements the operation of which may at a subsequent date result in a change in control of the Company.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Consent Solicitation Statement to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of such shareholders. Also, we will promptly deliver a separate copy of this Consent Solicitation Statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this Consent Solicitation Statement was delivered, or deliver a single copy of this Consent Solicitation Statement and future shareholder communication documents to any shareholder or shareholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Shareholders also may address future requests regarding delivery of Consent Solicitation Statements, proxy statements and annual reports by contacting us at the address noted above.

STOCKHOLDER PROPOSALS

There are no proposals by any security holder which are or could have been included within this consent solicitation.

We did not hold an annual meeting of shareholders for the fiscal year ended June 30, 2013 and, as such, the deadline for submitting shareholder proposals for inclusion in our proxy statement for our next annual meeting will be a reasonable time before we begin printing and distributing our proxy materials for our next annual meeting.

All shareholder proposals should be submitted to the attention of our Secretary at the address of our principal executive offices. We urge you to submit any such proposal by a means which will permit proof of the date of delivery, such as certified mail, return receipt requested.

By Order of the Board of Directors

Jeffrey R. Smith
Chairman

APPENDICES

The following appendices are included below:

●	APPENDIX A – Certificate of Amendment to the Certificate of Incorporation of PSM Holdings, Inc.
●	APPENDIX B – Audited Financial Statements and Notes for the Years Ended June 30, 2013 and 2012
●	APPENDIX C – Unaudited Financial Statements and Notes for the Period Ended December 31, 2013

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

PSM HOLDINGS, INC.

The Certificate of Incorporation of PSM Holdings, Inc., a Delaware corporation, is hereby amended as follows:

1.     Section 3.1 of Article III of the Certificate of Incorporation is amended in its entirety to read as follows:

Authorized Shares. The total number of shares of stock which the corporation shall have authority to issue is 150,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of preferred stock, par value $.001 per share.

APPENDIX B

AUDITED FINANCIAL STATEMENTS AND NOTES FOR THE YEARS ENDED JUNE 30, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

of PSM Holdings, Inc. and Subsidiary

Oklahoma city, Oklahoma

We have audited the accompanying consolidated balance sheets of PSM Holdings, Inc., (a Delaware corporation) and Subsidiaries (the “Company”), as of June 30, 2013 and 2012, and the related consolidated statements of operations and comprehensive income (loss), consolidated statements of cash flows and consolidated statement of stockholders’ equity for each of the years in the two year period ended June 30, 2013. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As further described in Note 16 - Industry Risks, the Company is experiencing significant risks associated with its operation in the mortgage industry. Although the Company is making efforts to consolidate operations, cut costs and increase revenue, the Company cannot predict with certainty that it will perform at a level necessary to obtain profitability in the future based upon the consolidation and regulatory compliance in the mortgage and housing industry.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PSM Holdings, Inc. and Subsidiaries as of June 30, 2013 and 2012, and the results of its operations and its cash flows for each of the years in the two year period ended June 30, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/Accounting & Consulting Group, LLP

Certified Public Accountants

Carlsbad, New Mexico

September 27, 2013

PSM HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30, 2013	June 30, 2012
ASSETS
Current Assets:
Cash & cash equivalents	$4,515,618	$355,421
Accounts receivable, net	885,077	1,011,635
Loans held for sale	17,702,492	18,204,525
Prepaid expenses	161,717	444,743
Other assets	5,334	2,695
Total current assets	23,270,238	20,019,019
Property and equipment, net	490,293	468,650
Restricted cash	500,000	-
Loan receivable	88,898	88,898
Employee advances	33,930	144,235
Notes receivable	-	360,000
Intangible assets, net of accumulated amortization, June 30, 2013 - $607,363 and June 30, 2012 - $462,109	3,492,172	3,637,424
Security deposits	26,486	11,968
Total Assets	$27,902,017	$24,730,194

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$503,895	$765,826
Warehouse lines of credit payable	17,670,412	18,122,902
Notes Payable	35,038	-
Dividend Payable	85,500	-
Accrued liabilities	1,418,996	697,116
Total current liabilities	19,713,841	19,585,844
Long-term Liabilities:
Due to related party	-	100,000
Total long-term liabilities	-	100,000
Total Liabilities	19,713,841	19,685,844
Commitment & Contingencies	-	-
Stockholders' Equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized:
Convertible Series A, 3,700 and 0 shares issued and outstanding at June 30, 2013 and June 30, 2012	4	-
Convertible Series B, 2,000 and 0 shares issued and outstanding at June 30, 2013 and June 30, 2012	2	-
Common Stock, $0.001 par value, 100,000,000 shares authorized, 29,402,024 and 29,638,450 shares issued and outstanding at June 30, 2013 and June 30, 2012	29,402	29,638
Treasury stock, at cost: shares held 21,600 at June 30, 2013 and June 30, 2012	(22,747)	(22,747)
Additional paid in capital	23,204,207	18,258,884
Accumulated deficit	(15,022,692)	(13,221,425)
Total Stockholders' Equity	8,188,176	5,044,350
Total Liabilities and Stockholders' Equity	$27,902,017	$24,730,194

The accompanying notes are an integral part of these consolidated financial statements.

PSM HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the years ended June 30,
	2013	2012
Revenues	$21,872,967	$13,956,200
Operating expenses
Selling, general & administrative	23,456,518	17,178,204
Depreciation and amortization	245,526	239,395
Total operating expenses	23,702,044	17,417,599
Loss from operations	(1,829,077)	(3,461,399)
Non-operating income (expense):
Interest expense	(6,886)	(8,133)
Interest and dividend	12,850	11,422
Other Income	21,846	97,322
Total non-operating income (expense)	27,810	100,611
Loss from continuing operations before income tax	(1,801,267)	(3,360,788)
Provision for income tax	-	-
Net loss	$(1,801,267)	$(3,360,788)
Preferred stock dividends	(138,700)	-
Deemed dividend on beneficial conversion of preferred stock	(142,500)	-
Net loss available to common stockholders	$(2,082,467)	$(3,360,788)
Net loss per common share and equivalents - basic and diluted loss from operations	$(0.07)	$(0.11)
Weighted average shares of share capital outstanding - basic & diluted	29,350,116	30,379,898

Weighted average number of shares used to compute basic and diluted loss per share for the year ended June 30, 2013 and 2012 are the same since the effect of dilutive securities is anti-dilutive.

The accompanying notes are an integral part of these consolidated financial statements.

PSM HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

	Common Stock		Preferred Stock
	Shares	Par Value	Shares	Par Value	Additional Paid in Capital	Treasury Stock	Unrealized Gain (Loss)	Accumulated Deficit	Stockholders’ Equity
Balance - June 30, 2011	18,614,159	18,614	-	-	11,281,710	(22,747)	-	(9,860,637)	1,416,940
Sale of stock for cash	1,234,328	$1,234	-	-	$924,504	$-	$-	$-	$925,738
Exercise of warrants	1,000,000	1,000	-	-	499,000	-	-	-	500,000
Shares issued to officers/directors in lieu of compensation	130,031	130	-	-	72,787	-	-	-	72,917
Shares issued to officers/directors as bonus	61,534	62	-	-	19,014	-	-	-	19,076
Stock issuance to employees in lieu of compensation	284,923	285	-	-	176,477	-	-	-	176,762
Stock issuance to employees as bonus	1,539,176	1,539	-	-	1,107,469	-	-	-	1,109,009
Acquisition of Brookside	925,504	925	-	-	806,928	-	-	-	807,853
Acquisition of Founders	250,000	250	-	-	224,750	-	-	-	225,000
Acquisition of Fidelity	1,785,714	1,786	-	-	1,248,214	-	-	-	1,250,000
Acquisition of IMP	1,285,714	1,286	-	-	680,142	-	-	-	681,428
Stock issuance to consultants for services	2,527,367	2,527	-	-	1,217,888	-	-	-	1,220,416
Net loss	-	-	-	-	-	-	-	$(3,360,788)	(3,360,788)
Balance - June 30, 2012	29,638,450	$29,638			$18,258,884	$(22,747)	$-	$(13,221,425)	$5,044,350
Stock cancelled issued to consultants for services	-	-	-	-	(204,714)	-	-	-	(204,714)
Cancellation of stock issued to consultants	(637,498)	(637)	-	-	637	-	-	-	-
Cancellation of stock issued to IMP employees	(16,000)	(16)	-	-	(12,784)	-	-	-	(12,800)
Stock issued to employees as bonus	179,500	180	-	-	62,645	-	-	-	62,825
Stock issued to employees in lieu of cash	210,575	211	-	-	51,789	-	-	-	52,000
Stock issued to a consultant in lieu of cash	26,997	27	-	-	6,640	-	-	-	6,667
Issuance of Preferred Stock	-	-	5,700	6	5,842,494	-	-	-	5,842,500
Transaction costs on capital raise	-	-	-	-	(527,959)	-	-	-	(527,959)
Preferred stock dividends	-	-	-	-	(138,700)	-	-	-	(138,700)
Deemed dividend on beneficial conversion of preferred stock	-	-	-	-	(142,500)	-	-	-	(142,500)
Compensation expense related to employee stock options	-	-	-	-	7,775	-	-	-	7,775
Net loss	-	-	-	-	-	-	-	(1,801,267)	(1,801,267)
Balance - June 30, 2013	29,402,024	$29,402	5,700	6	$23,204,207	$(22,747)	$-	$(15,022,692)	$8,188,176

The accompanying notes are an integral part of these consolidated financial statements.

PSM HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the years ended June 30,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,801,267)	$(3,360,788)
Adjustments to reconcile net loss to net cash used in operating activities:
Bad debt	470,305	90,433
Depreciation and amortization	245,526	239,395
Share based payment awards	57,801	1,377,763
Stock issued to third parties for services	(198,048)	1,220,415
Stock issued as compensation	52,000	-
(Increase) decrease in current assets
Accounts receivable	176,001	(1,071,132)
Prepaid expenses	283,025	(252,743)
Other current assets	(2,639)	27,209
Increase (decrease) in current liabilities:
Accounts payable	(261,931)	607,614
Accrued liabilities	721,982	648,043
Accrued stock payable	-	(778,000)
Net cash used in operating activities	(257,245)	(1,251,791)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(121,914)	(2,992)
Cash proceeds from sale of assets	-	850
Cash received as part of acquisition	-	170,000
Cash received from employee advances	-	7,921
Cash (paid) received for security deposits	(14,517)	4,225
Net cash (used in) provided by investing activities	(136,431)	180,004
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash proceeds from sale of stock	5,172,035	925,738
Cash paid for Preferred dividends	(53,200)	-
Cash proceeds from short term financing	35,038	-
Cash proceeds from exercise of warrants	-	500,000
Cash proceeds on loan from related party	-	100,000
Cash payments on loan from related party	(100,000)	(120,000)
Net cash provided by financing activities	5,053,873	1,405,738
NET INCREASE IN CASH & CASH EQUIVALENTS	4,660,197	333,951
CASH & CASH EQUIVALENTS, BEGINNING BALANCE	355,421	21,470
CASH & CASH EQUIVALENTS PRESENTED IN THE END OF YEAR BALANCE SHEET AS:
CASH & CASH EQUIVALENTS	4,515,618
CASH RESTRICTED FOR SURETY BONDS	500,000
CASH & CASH EQUIVALENTS, ENDING BALANCE	$5,015,618	$355,421

See Note 4 - Statement of Cash Flows Additional Disclosures

The accompanying notes are an integral part of these consolidated financial statements.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Company Background

As used herein and except as otherwise noted, the term “Company” shall mean PSM Holdings, Inc.

The Company was incorporated under the laws of the State of Utah on March 12, 1987, as Durban Enterprises, Inc. On July 19, 2001, Durban Enterprises, Inc., created a wholly-owned subsidiary called Durban Holdings, Inc., a Nevada corporation, to facilitate changing the domicile of the Company to Nevada. On August 17, 2001, Durban Enterprises, Inc. merged with and into Durban Holdings, Inc., leaving the Nevada corporation as the survivor.  The Company retained the originally authorized 100,000,000 shares at $0.001 par value.

On May 18, 2005, Durban Holdings, Inc. completed the acquisition of all of the outstanding stock of PrimeSource Mortgage, Inc., a Texas corporation, by a stock for stock exchange in which the stockholders of PrimeSource Mortgage, Inc. received 10,250,000 shares, or approximately 92% of the outstanding stock of the Company. Following the acquisition, effective May 18, 2005, the name of the parent “Durban Holdings, Inc.”, was changed to “PSM Holdings, Inc.” For reporting purposes, the acquisition was treated as an acquisition of the Company by PrimeSource Mortgage, Inc. (reverse acquisition) and a recapitalization of PrimeSource Mortgage, Inc. The historical financial statements prior to May 18, 2005, are those of PrimeSource Mortgage, Inc. Goodwill was not recognized from the transaction.

On December 14, 2011, PSM Holdings, Inc., created a wholly-owned subsidiary called PSM Holdings, Inc., a Delaware corporation, to facilitate changing the domicile of the Company to Delaware. On December 29, 2011, PSM Holdings, Inc. merged with and into PSM Holdings, Inc., leaving the Delaware Corporation as the survivor. The Company retained the originally authorized 100,000,000 shares at $0.001 par value.

Business Activity

PSM Holdings, Inc. (the “Company” or “PSMH”) originates mortgage loans funded either directly off our warehouse lines of credit or through brokering transactions to other third parties. Approximately 90% of our mortgage origination volume is banked off of our current warehouse lines. We have relationships with multiple investors who purchase the loans funded on our warehouse lines. All of our lending activities are conducted by our subsidiary, PrimeSource Mortgage, Inc. (“PSMI”).

Historically, a significant portion of our business has been referral based and purchase orientated (versus refinance). The company does not directly participate in the secondary markets and further does not maintain a servicing portfolio. Approximately 75% of total loan applications are generated from business contacts and previous client referrals. Realtor referrals and other lead sources like Costco and Nationwide by Owner, Inc. account for the balance of loan applications.

PrimeSource Mortgage, Inc., a wholly-owned subsidiary of PSM Holdings, Inc., was incorporated February 15, 1991 under the laws of the State of Texas. PrimeSource Mortgage, Inc. became a wholly-owned subsidiary of PSM Holdings, Inc., a Nevada corporation, on May 18, 2005. On March 15, 2011, PrimeSource Mortgage Inc. completed the acquisition of United Community Mortgage Corp. (“UCMC”), a New Jersey corporation, and UCMC became a wholly-owned subsidiary of PrimeSource Mortgage, Inc.

On March 16, 2011, the Company completed its acquisition of UCMC and UCMC became a wholly-owned subsidiary of PrimeSource Mortgage, Inc. The Company purchased all the tangible assets, and all of the issued and outstanding shares of UCMC common stock and preferred stock, in exchange for 2,392,858 shares of the Company’s Common Stock valued at $1,675,000. The Company recorded intangible assets amounting to $1,087,432 as a result of this acquisition.

On June 9, 2011, UCMC entered into an Agreement and Plan of Merger with Brookside Mortgage, LLC, an Oklahoma limited liability company (“Brookside”). The merger transaction closed effective July 1, 2011, and at the closing, Brookside merged into UCMC. The stockholders of Brookside received a total consideration of 925,504 shares of the Company’s Common Stock, as adjusted, valued at $807,853 in exchange for all outstanding stock as consideration for acquisition of Brookside.  Post closing, one of the principal owners of Brookside was elected to the Company’s Board of Directors.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

On June 30, 2011, UCMC entered into an Agreement and Plan of Merger with Founders Mortgage, LLC, a Missouri limited liability company (“Founders”). The merger transaction closed effective July 1, 2011 and at the closing, Founders merged into UCMC.  The stockholders of Founders received a total consideration of 250,000 shares of the Company’s Common Stock, as adjusted, valued at $225,000 in exchange for all outstanding stock as consideration for acquisition of Founders. On July 6, 2011, the Company issued 250,000 shares of its Common Stock to the stockholders of Founders.

On August 8, 2011, UCMC entered into an Agreement and Plan of Merger with Fidelity Mortgage Company, a Colorado corporation (“Fidelity”). The merger transaction closed effective August 1, 2011 and at the closing, Fidelity merged into UCMC. The stockholders of Fidelity received a total consideration of 1,785,714 shares of the Company’s Common Stock, as adjusted, valued at $1,250,000 in exchange for all outstanding stock as consideration for acquisition of Fidelity.  In January 2012, the principal owner of Fidelity was elected to the Company’s Board of Directors.

On October 13, 2011, UCMC entered into an Agreement and Plan of Merger with Iowa Mortgage Professionals, Inc., an Iowa corporation (“IMP”). The merger transaction closed effective November 1, 2011 and at the closing IMP merged into UCMC. The stockholder of IMP received 1,285,714 shares of the Company’s Common Stock valued at $681,428 in exchange for all outstanding stock of IMP as consideration for acquisition of IMP.  In January 2012, the principal owner of IMP was elected to the Company’s Board of Directors.

The Company currently operates and is licensed in the following states: Arkansas, California, Colorado, Florida, Illinois, Iowa, Kansas, Kentucky, Missouri, Montana, Nebraska, New Jersey, New Mexico, North Dakota, Oklahoma, Oregon, Texas, Utah, Washington and Wisconsin and has started the application process in additional states throughout the United States.

Summary of Significant Accounting Policies

The following summary of significant accounting policies of the Company is presented to assist in the understanding of the Company’s financial statements. The financial statements and notes are the representation of PSM Holdings, Inc.’s management who is responsible for their integrity and objectivity. The financial statements of the Company conform to accounting principles generally accepted in the United States of America (GAAP). The Financial Accounting Standards Board (FASB) is the accepted standard-setting body for establishing accounting and financial reporting principles.

Principles of Consolidation

The consolidated financial statements include the accounts of PSM Holdings, Inc., its wholly-owned subsidiary WWYH, Inc., and WWYH's wholly-owned subsidiary Prime Source Mortgage, Inc.. All material intercompany transactions have been eliminated in the consolidation.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Accordingly, actual results could differ from those estimates.  Significant estimates include the value of other non-current assets, estimated depreciable lives of property, plant and equipment, estimated valuation of deferred tax assets due to net operating loss carry-forwards and estimates of uncollectible amounts of loans and notes receivable.

Cash and Cash Equivalents

For the purposes of the statement of cash flows, cash and cash equivalents include cash on hand and cash in checking and savings accounts, and all investment instruments with an original maturity of three months or less.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

Restricted Cash

The Company has certain cash balances set aside as collateral to secure various bonds required pursuant to the licensing requirements in some of the states we conduct business in.

Accounts Receivable

Accounts receivable represent commissions earned and fees charged on closed loans that the Company has not received. Accounts receivable are stated at the amount management expects to collect from balances outstanding at period-end. The Company estimates the allowance for doubtful accounts based on an analysis of specific accounts.

Employee Advances, Note and Loan Receivable

Employee advances, note and loan receivable are stated at the unpaid principal balance. Interest income is recognized in the period in which it is earned.

Loans Held For Sale

The Company originates all of its residential real estate loans with the intent to sell them in the secondary market. Loans held for sale consist primarily of residential first and second mortgage loans that are secured by residential real estate throughout the United States.

Loans held for sale are recorded at their fair value, with the exception of any loans that have been repurchased from investors on which we did not elect the fair value option. As of June 30, 2013, there was one loan which funded in May 2013 that we have been unable to sell to an investor. The loan balance is $140,000 and the borrower has been making all scheduled payments as due. Management believes that after a short seasoning period, the loan will be salable and the Company will take necessary steps to sell that loan, which may include a refinancing of the loan balance. This loan is not considered impaired and is being carried on the balance sheet at market value. No such loans existed in the prior year.

The fair value of loans held for sale is determined using current secondary market prices for loans with similar coupons, maturities and credit quality. Loans held for sale are pledged as collateral under the Company’s warehouse lines of credit. The Company relies substantially on the secondary mortgage market as all of the loans originated are sold into this market.

Interest on mortgage loans held for sale is recognized as earned and is only accrued if deemed collectible. Interest is generally deemed uncollectible when a loan becomes three months or more delinquent or when a loan has a defect affecting its salability. Delinquency is calculated based on the contractual due date of the loan. Loans are written off when deemed uncollectible.

Prepaid Expenses

Prepaid expenses are advance payments for products or services that will be used in operations during the next 12 months. Prepaid expenses consist of prepaid insurance, rents and prepaid investor relations services provided by outside consultants and amounted to $161,718 and $444,743 at June 30, 2013 and 2012, respectively.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets as follows. Expenditures for maintenance and repairs are charged to expense as incurred.

Furniture, fixtures and office equipment (years)	5	-	7
Computer equipment (years)		5

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

Goodwill and Indefinite-Lived Intangible Assets

Goodwill acquired in business combinations is assigned to the reporting entity that is expected to benefit from the combination as of the acquisition date. Goodwill impairment is determined using a two-step process. The first step of the process is to compare the fair value of a reporting unit with its carrying amount, including goodwill. In performing the first step, the Company determines the fair value of its reporting entity by using a discounted cash flow ("DCF") analysis. Determining fair value using a DCF analysis requires the exercise of significant judgments, including judgments about appropriate discount rates, perpetual growth rates and the amount and timing of expected future cash flows. If the fair value of a reporting entity exceeds its carrying amount, goodwill of the reporting entity is not impaired and the second step of the impairment test is not required. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is required to be performed to measure the amount of impairment, if any. The second step of the goodwill impairment test compares the implied fair value of the reporting entity’s goodwill with the carrying amount of that goodwill. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination. If the carrying amount of the reporting entity’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess.

The impairment test for indefinite-lived intangible assets involves a comparison of the estimated fair value of the intangible asset with its carrying value. If the carrying value of the indefinite-lived intangible asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess.

Long-Lived Assets and Intangible Assets with Definite Lives

Long-lived assets, including property and equipment and intangible assets with definite lives, are tested for recoverability whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. If the carrying amount is deemed to not be recoverable, an impairment loss is recorded as the amount by which the carrying amount of the long-lived asset exceeds its fair value. Amortization of definite lived intangible assets is recorded on a straight-line basis over their estimated lives.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled. In addition, there is the deferred tax asset which represents the economic value of various tax carryovers.

Taxes Collected and Remitted to Governmental Authorities

When applicable, the Company collects gross receipts taxes from its customers and remits them to the required governmental authorities. Related revenues are reported net of applicable taxes collected and remitted to governmental authorities.

Advertising

Advertising costs are expensed as incurred. Advertising expense was $958,306 and $600,321 for the years ended June 30, 2013 and 2012, respectively.

Share Based Payment Plan

Under the 2012 Stock Incentive Plan, the Company can grant stock or options to employees, related parties, and unrelated contractors in connection with the performance of services provided to the Company by the awardees. The Company uses the fair value method to account for employee stock compensation costs and to account for share based payments to non-employees.

Revenue Recognition

The Company’s revenue is derived primarily from revenue earned from the origination and sale of mortgage loans. Revenues earned from origination of mortgage loans is recognized on the earlier of the settlement date of the underlying transaction or the funding date of the loan. Loans are funded through warehouse lines of credit and are sold to investors, typically within 16 days. The gain or loss on the sale of loans is realized on the date the loans are sold.

The Company receives an override fee on the warehouse lines of credit on loans closed on the lines. The revenue from the override fees is recognized as earned when the loan is sold off of the warehouse line.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

Compensated Absences

The Company records an accrual for accrued vacation at each period end. Other compensated absences are expensed as incurred.

Reclassification

Certain accounts in the prior-year financial statements have been reclassified for comparative purposes to conform with the presentation in the current-year financial statements.

Recent Accounting Pronouncements

The Company has evaluated the possible effects on its financial statements of the accounting pronouncements and accounting standards that have been issued or proposed by FASB that do not require adoption until a future date, and that are not expected to have a material impact on the consolidated financial statements upon adoption.

Other accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.

NOTE 2 – ALLOWANCE FOR DOUBTFUL ACCOUNTS

Accounts receivable is presented on the balance sheet net of estimated uncollectible amounts. Approximately 78% of the outstanding accounts receivable are due from one customer. The Company records an allowance for estimated uncollectible accounts in an amount approximating anticipated losses. Individual uncollectible accounts are written off against the allowance when collection of the individual accounts appears doubtful. The Company did not record an allowance for doubtful accounts for the years ended June 30, 2013 and 2012.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment is summarized as follows:

	June 30, 2013	June 30, 2012
Fixtures and equipment	$1,683,732	$1,561,818
Less: Accumulated depreciation	(1,193,439)	(1,093,168)
Property and equipment, net	$490,293	$468,650

Depreciation expense for the years ended June 30, 2013 and 2012 was $100,271 and $94,141, respectively.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

NOTE 4 – STATEMENTS OF CASH FLOWS ADDITIONAL DISCLOSURES

Supplemental information for cash flows at June 30, 2013 and 2012 consist of:

	June 30, 2013	June 30, 2012
Supplemental Cash Flow Disclosures:
Cash paid for interest	$6,886	$8,133
Cash paid for income taxes	$-	$-

Supplemental Information for Non-Cash Investing and Financing Activities were as follows:
Acquisitions of Brookside, Founders, Fidelity and IMP (2012):
Accounts receivable	$-	$(49,617)
Other assets	-	(25,702)
Property and equipment, net	-	(535,328)
Notes receivable	-	-
Employee advances	-	(22,174)
Intangible assets	-	(2,187,105)
Security deposits	-	(7,818)
Accounts payable	-	23,417
Accrued expenses	-	10,046
Common stock	-	4,122
Additional paid in capital	-	2,872,306
	-
Stock issued to employees and officers in lieu of compensation	$52,000	$268,755
Stock issued to employees as bonus	$57,801	$1,109,008
Stock issued to consultants for services	$(198,048)	$1,220,415

NOTE 5 – RELATED PARTY TRANSACTIONS

President/Chief Executive Officer and Director

The Company entered into an Employment Agreement (the “COO EA”) with a Director as its Interim Chief Operating and Chief Financial Officer effective February 7, 2013. Pursuant to the terms of the COO EA, the Company agreed to pay an annual compensation of $240,000. For year ended June 30, 2013 the Company recorded compensation expense of $100,000. On August 28, 2013, upon the resignation of the Company’s former President and Chief Executive Officer, this individual assumed the role of President and Chief Executive Officer.

Executive Vice-President and Director

The Company entered into an Employment Agreement (the “EA”) with its Executive Vice-President effective January 1, 2011. Pursuant to the terms of the EA, the Company agreed to pay an annual compensation of $200,000, a monthly car allowance of $700, and a monthly allowance of $1,290 for health benefits for the officer and his family. For the years ended June 30, 2013 and 2012, the Company recorded (i) $250,000 and $200,000 in compensation expense, of which $16,667 and $33,333 were paid in stock amounting to 53,994 and 59,589 shares for the years ended June 30, 2013 and 2012, respectively (ii) recorded $8,400 and $7,700 in car allowance, and (iii) $4,418 and $8,693 in life and health insurance benefits. In addition, for the year ended June 30, 2012, the Company issued 38,459 shares of its Common Stock valued at $11,922 as bonus to the officer. The common shares were valued at their fair value on the date of issuance.

The Company leased office space in an office building that was 100% owned by an LLC whose members were the Company’s Executive Vice-President and his immediate family. The officer sold the office building to a third party on July 1, 2012. The terms of the operating lease under the lease agreement were on a month-to-month basis. Total rents paid for the office lease for the year ended June 30, 2013 and 2012 were $0 and $41,039, respectively.

In 2008, the Company entered into an unsecured revolving line of credit arrangement with this officer to borrow funds for up to $120,000. The term of the credit arrangement is for five years at an adjustable interest rate of the Prime Rate minus 0.76%. There were no amounts outstanding on this line of credit at either June 30, 2013 or June 30, 2012. Interest paid to the officer for borrowings under the revolving line of credit arrangements amounted to $0 and $681 for the years ended June 30, 2013 and 2012, respectively.

Former President/Chief Executive Officer and Director

The Company entered into an Employment Agreement (the “Agreement”) with its President/Chief Executive Officer effective January 1, 2011. Pursuant to the terms of the Agreement, the Company issued 750,000 shares of Common Stock valued at $525,000 as a signing bonus to induce him to enter into the Agreement, agreed to pay an annual compensation of $225,000, a monthly car allowance of $750, and a monthly allowance of $800 for health benefits for the officer and his family. On January 1, 2012, the annual compensation was increased to $250,000 pursuant to the terms of Agreement. For the years ended June 30, 2013 and 2012, the Company recorded (i) $243,750 and $237,500 in compensation expense, of which $18,750 and $39,583 were paid in stock amounting to 67,492 and 70,442 shares for the years ended June 30, 2013 and 2012, respectively (ii) recorded $9,000 and $9,000 in car allowance, and (iii) $4,418 and $6,323 in life and health insurance benefits. In addition, for the year ended June 30, 2012, the Company issued 23,075 shares of its Common Stock valued at $7,153 as bonus to the officer. The common shares were valued at their fair value on the date of issuance. On August 28, 2013, this individual resigned as the President and Chief Executive Officer and Director.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

Other Directors

On February 7, 2013, the Company entered into a two year consulting agreement with an entity controlled by one of the Company’s directors. The agreement calls for monthly compensation of $15,000 per month for strategic advisory and investor relation services. For the year ended June 30, 2013, the Company recorded consulting expense of $75,000 relating to this agreement.

One of the Company’s directors is a principal stockholder of a management company that provides two revolving warehouse lines of credit to the Company. Amounts outstanding on the credit lines as of June 30, 2013 and June 30, 2012 amounted to $15,688,725 and $13,168,557 which were offset by $15,688,725 and $13,168,557 of funding receivables as of June 30, 2013 and June 30, 2012, respectively (See Note 9).

Former Directors

On March 15, 2011, the Company entered into an employment agreement with a director of the Company in connection with the acquisition of United Community Mortgage Corp. The term of the employment agreement is for two years, with automatic one-year extensions unless notice is given by either party. The individual resigned as a director concurrent with the capital raise completed on February 5, 2013. The individual remains a regional vice president of one the Company’s corporate lending centers. The agreement provides for an annual base salary of $120,000 with increases based upon increases in originations at the respective branch and incentive payments upon securing additional branches for PSMI. The Company recorded total compensation expense of $124,469 and $123,188 for the years ended June 30, 2013 and 2012, respectively.

On July 1, 2011, the Company entered into an employment agreement with a director of the Company, in connection with the acquisition of Brookside Mortgage, LLC (“Brookside”). The term of the employment agreement is for two years, with automatic one-year extensions unless notice is given by either party. The individual resigned as a director concurrent with the capital raise completed on February 5, 2013. The individual remains a regional vice president of one of the Company’s corporate lending centers. The agreement provides for an annual base salary of $120,000 plus bonus equal to 25% of the net profit earned by Brookside branch in excess of $400,000 annual profits earned. On November 1, 2012, the Company agreed to revise employment agreement making the term at will with sixty days notice from either party and provided additional overrides based on production. The revised agreement has not been executed. The Company recorded total compensation expense of $194,256 and $120,092 for the years ended June 30, 2013 and 2012, respectively.

On August 8, 2011, the Company entered into an employment agreement with a director of the Company in connection with the acquisition of Fidelity Mortgage Company. The term of the employment agreement is for two years, with automatic one-year extensions unless notice is given by either party. The individual resigned as a director concurrent with the capital raise completed on February 5, 2013. The individual remains a regional vice president of one of the Company’s corporate lending centers. The agreement provides that for each full year of employment, a bonus equal to 12.5 basis points of the loan production and 50% of net profit of the Fidelity branch in excess of $500,000 earned will be paid to the individual. Bonuses are to be earned upon closing of each loan and paid on a fixed interval basis. On January 1, 2013, the Company amended the employment agreement to provide additional bonuses based on production and removed any bonus opportunity based on profitability. The Company recorded total compensation expense of $1,188,058 and $463,666 for the years ended June 30, 2013 and 2012, respectively.

The Company leases an office space in a building that is 100% owned by this former director. The terms of the operating lease under a non-cancellable lease agreement expire on September 1, 2015, and required a monthly rent of $21,720. Total rent paid for the office lease for the years ended June 30, 2013 and 2012 were $268,066 and $206,205, respectively.

Effective November 1, 2011, the Company entered into an employment agreement with a director of the Company, in connection with our acquisition of IMP. The individual resigned as a director concurrent with the capital raise completed on February 5, 2013. The individual remains a regional vice president of one of the Company’s corporate lending centers. The term of his employment agreement is for two years, with automatic one-year extensions unless notice is given by either party. The agreement provides for an annual base salary of $120,000 plus a bonus equal to 25% of the net profit earned by the IMP in excess of $400,000 annual profits earned. On March 11, 2013, the Company agreed to revise the employment agreement making the term at will with sixty days notice from either party and provided additional overrides based on production. The revised agreement has not been executed. The Company recorded total compensation expense of $169,453 and $70,000 in bonus and over-ride commissions for the years ended June 30, 2013 and 2012, respectively.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

On March 29, 2012, a management company this individual is a principal of provided a revolving line of credit to the Company in the amount of $100,000. The line of credit was unsecured, bears a 6% annual rate of interest and was due on March 20, 2013. Upon maturity in March 2013, the line of credit was not renewed.

This individual is the principal of a third party processing company that provides processing services for loans funded in our Iowa branch. The per file fees charged are believed to be under market pricing. The fees are paid by the borrower at closing and are not paid directly by the Company.

Other Employees

Effective January 1, 2013, the Company amended an employment agreement with the Vice President – Mountain Division. Under the new agreement, the term has been modified to at will with 60 days notice from either party. The employee is paid an annual salary of $95,000 and receives bonuses based on production. Additionally, the employee is eligible to receive 50% of the net profits of the Fidelity Mortgage branch on annual net income in excess of $500,000. The Company recorded total compensation expense of $905,924 and $468,864 for the years ended June 30, 2013 and 2012, respectively. Of the $905,924, $370,249 remained accrued but unpaid at June 30, 2013.

Loan Receivable

Loan receivable from a related party as of June 30, 2013 and 2012 consists of:

	Original loan	Balance due June 30, 2013	Balance due June 30, 2012
Secured loans to Nationwide bearing annual interest at 6% with no defined payment terms	$167,000	$88,898	$88,898
Accrued interest due from Nationwide	-	5,334	-
	$167,000	$94,232	$88,898
Less allowance for uncollectible amounts	-	-	-
	$167,000	$94,232	$88,898

The Company entered into two Commercial Security Agreements dated November 16, 2006 and February 16, 2007 (the “Security Agreements”) with Nationwide securing the loan amount of $167,000 with 150,000 shares of the Company’s own Common Stock held by Nationwide.  On June 15, 2012, the Company renegotiated the Security Agreements with Nationwide and agreed to amend (i) the annual interest rate on the Security Agreement to 6%, and (ii) the maturity date to September 30, 2013. All other terms and conditions of the Security Agreement remained the same. The Company recorded interest income of $5,334 and $8,505 from the loan receivable from Nationwide for the years ended June 30, 2013 and 2012, respectively. The Company has also recorded an expense of $10,693 for the consulting and management advisory services provided to the Company by Nationwide for the year ended June 30, 2012. No such services were provided for the year ended June 30, 2013.

The Company conducted business with the Farmington, New Mexico Branch office which is operated by a former director of the Company. Commissions recorded as expense under the branch agreement for the years ended June 30, 2013 and 2012 were $59,379 and $106,102, respectively. At June 30, 2013 and 2012, the Company owed $0 to the Farmington Branch in commissions payable. This director resigned from the Board on January 3, 2012 to concentrate on expanding his branch operations.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

NOTE 6 – NOTE RECEIVABLE AND EMPLOYEE ADVANCES

On December 1, 2010, the Company’s subsidiary PSMI, formerly known as UCMC, executed a Promissory Note (“Note”) with an unrelated third party for a principal sum of $360,000. Interest shall accrue on the outstanding principal balance of the Note at a variable interest rate per annum equal to the sum of the LIBOR Rate plus 0.55%. Interest shall be paid quarterly in arrears commencing March 1, 2011 and continuing on the last business day of each fiscal quarter thereafter except that the entire unpaid interest on the Note shall be due and payable in full on or before the maturity date. The principal and any unpaid interest shall be due and payable in full on December 1, 2016. Based on the inconsistent pattern of interest payments received by the Company in the past, there exists substantial doubt about the ultimate collectability of this note. As such, the company did not record any interest for the six months ended June 30, 2013 and has reserved 100% of the outstanding balance as uncollectible as of June 30, 2013.

On December 31, 2010, the Company’s subsidiary PSMI, formerly known as UCMC, executed a Letter of Repayment with three employees in the amount of $189,654 for funds advanced to them as a loan. These loans are unsecured, non-interest bearing and due on demand. Payments of these loans are made from a portion of commissions earned by these employees. If the employees’ employment is terminated for any reason, the loan outstanding will become due and payable in full or specific arrangements will be made. Two of these individuals have not been active in closing new loans, and thus substantial doubt exists about the ultimate collectability of the amounts due from these individuals. The Company increased the allowance for uncollectible advances to $158,664 as of June 30, 2013 (allowance was $33,862 as June 30, 2012). During the year ended June 30, 2013, the Company received $690 in cash payments on the outstanding employee advance.

NOTE 7 – ACQUISITION OF ENTITIES

Brookside Mortgage, LLC

On June 9, 2011, the Company entered into an Agreement and Plan of Merger with Brookside Mortgage, LLC, an Oklahoma limited liability company (“Brookside”). At the closing, Brookside merged into United Community Mortgage Corp., a wholly-owned subsidiary of PrimeSource Mortgage, Inc., which is our wholly-owned subsidiary. The merger transaction closed effective July 1, 2011. The stockholders of Brookside received a total of 800,000 shares of the Company’s Common Stock valued at $720,000, as adjusted, in exchange for all the outstanding stock of Brookside. The Common Stock issued was valued at the fair value of the stock on the date of closing. Additionally, as per the transaction documents, the Company issued an additional 125,504 shares on May 16, 2012, valued at $87,853 to cover any tax liability incurred by the former stockholders of Brookside. The common shares issued to the stockholders of Brookside have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Estimated fair value of the assets acquired on July 1, 2011:

Cash and cash equivalents	$30,000
Accounts receivable	8,689
Deposits	21,011
Employee advances	10,130
Other assets - Escrow	225
Furniture & equipment, net	77,350
Security deposits	3,443
150,848
Liabilities assumed	(25,975)
Net assets acquired	124,873
Goodwill	385,417
Intangible asset – Customer List	297,563
Total consideration paid	$807,853

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

Founders Mortgage, LLC

On June 30, 2011, the Company entered into an Agreement and Plan of Merger with Founders Mortgage, LLC, a Missouri limited liability company (“Founders”). At closing, Founders merged into United Community Mortgage Corp., a wholly-owned subsidiary of PrimeSource Mortgage, Inc., which is our wholly-owned subsidiary. The merger transaction closed effective July 1, 2011. The stockholder of Founders received 250,000 shares of the Company’s Common Stock valued at $225,000 in exchange for all of the outstanding stock of Founders. The Common Stock issued was valued at the fair value of the stock on the date of closing. The common shares issued to the stockholder of Founders have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Estimated fair value of the assets acquired on July 1, 2011:

Cash and cash equivalents	$90,000
Employee advances	12,044
Office Equipment	37,387
Security deposits	4,375
Other assets	1,083
144,889
Liabilities assumed	-
Net assets acquired	144,889
Intangible asset – Customer List	80,111
Total consideration paid	$225,000

Fidelity Mortgage Company

On August 8, 2011, the Company entered into an Agreement and Plan of Merger with Fidelity Mortgage Company, a Colorado corporation (“Fidelity”). At the closing, Fidelity merged into United Community Mortgage Corp., a wholly-owned subsidiary of PrimeSource Mortgage, Inc., which is our wholly-owned subsidiary. The merger transaction closed effective August 1, 2011. On August 8, 2011, the closing was held for the Merger Agreement with Fidelity. The stockholders of Fidelity received 1,785,714 shares of the Company’s Common Stock valued at $1,250,000 in the merger transaction in exchange for all the outstanding stock of Fidelity. The Common Stock issued was valued at the fair value of the stock on the date of closing. The common shares issued to the principal stockholders of Fidelity have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Estimated fair value of the assets acquired on August 1, 2011:

Accounts receivable	$40,929
Furniture and equipment, net	349,739
390,668
Liabilities assumed	-
Net assets acquired	390,668
Goodwill	859,332
Total consideration paid	$1,250,000

Iowa Mortgage Professionals, Inc.

On October 18, 2011, the Company entered into an Agreement and Plan of Merger with Iowa Mortgage Professionals, Inc., an Iowa corporation (“IMP”).  At the closing, IMP merged into United Community Mortgage Corporation, a wholly-owned subsidiary of PrimeSource Mortgage, Inc., which is our wholly-owned subsidiary.  The merger transaction closed effective November 1, 2011. On November 1, 2011, the closing was held for the Merger Agreement with IMP.  The stockholder of IMP received 1,285,714 shares of the Company’s Common Stock valued at $681,428 in the merger transaction in exchange for all the outstanding stock of IMP.  The Common Stock issued was valued at the fair value of the stock on the date of closing.  The common shares issued to the principal stockholder of IMP have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

Estimated fair value of the assets acquired on November 1, 2011:

Cash and cash equivalents	$50,000
Other current assets	3,383
Furniture and equipment, net	70,852
124,235
Liabilities assumed	(7,487)
Net assets acquired	116,748
Goodwill	564,680
Total consideration paid	$681,428

The purchase price allocation for the assets acquired and liabilities assumed for Brookside, Founders, Fidelity, and IMP (“Acquirees”) as adjusted, recorded in the accompanying financial statements at June 30, 2013 and 2012, are based on their estimated fair values at the date of their acquisition. Immediately after the closing of mergers, the Company obtained full control of the operations of the Acquirees. Accordingly, the operating results of the Acquirees have been consolidated with those of the Company beginning the closing dates of the mergers of Acquirees through June 30, 2013

The fair value of the shares issued by the Company in connection with the acquisition of the Acquirees exceeded the fair market value of the net assets acquired. Thus, identifiable intangible assets, customer lists and goodwill were generated, and these amounts are recorded as a non-current asset on the Balance Sheet at June 30, 2013.

United Community Mortgage Corp.

On March 15, 2011, the Company completed its acquisition of United Community Mortgage Corp. (UCMC), a New Jersey corporation. The Company purchased all of the tangible assets and all issued and outstanding shares of UCMC common stock and preferred stock in exchange for 2,392,858 shares of the Company’s Common Stock valued at $1,675,000. The common shares were valued at the actual date of issuance of such shares.

Estimated fair value of assets acquired on March 16, 2011:
Tangible assets acquired		$587,568
Intangible assets acquired:
FHA "Full Eagle" Status	$938,790
State Licenses	31,293
Customer list	117,349
		1,087,432
Total assets acquired		1,675,000
Liabilities assumed		-
Net assets acquired		$1,675,000
Consideration paid		$1,675,000

The Company recorded the assets acquired at their fair value in the accompanying financial statements as of June 30, 2013 and 2012. The value of the shares issued by the Company in connection with the acquisition of UCMC exceeded the fair value of the net assets acquired. The purchase price allocation for UCMC is based on management’s estimates and overall industry experience relating to acquiring a licensed mortgage broker with “Full Eagle” status in the states of New York and New Jersey. Immediately after the execution of the definitive agreement, the Company obtained effective control over UCMC. Accordingly, the operating results of UCMC have been consolidated with those of the Company starting March 16, 2011.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

NOTE 8 – INTANGIBLE ASSETS

Intangible assets consist of:

	June 30, 2013	June 30, 2011
Intangible assets not subject to amortization:
FHA "Full Eagle" Status	$938,790	$938,790
Goodwill	1,809,429	1,809,429
State Licenses	31,293	31,293
	$2,779,512	$2,779,512
Less: Impairments	-	-
Total	$2,779,512	$2,779,512
Intangible assets subject to amortization:
Customer list	$495,023	$495,023
Nationwide License	824,999	824,999
	$1,320,022	$1,320,022
Less: accumulated amortization	(607,363)	(462,110)
Total	$712,659	$857,912
Total Intangible Assets, net	$3,492,171	$3,637,424

It is the Company’s policy to assess the carrying value of its intangible assets for impairment on a quarterly basis, or more frequently, if warranted by circumstances. Management has determined that the intangible assets acquired as a result of acquisitions are not impaired because the Company accumulated a positive regulatory reputation for running a well-documented, process oriented mortgage lending operation with Full Eagle status in place. The Company acquired two profitable operations effective July 1, 2011, one effective August 1, 2011, and one effective November 1, 2011 because of its attaining Full Eagle status. Therefore, no impairment of intangible assets was recorded in the accompanying financial statements as of June 30, 2013.

The amount allocated for the purchase of Customer List as a result of its acquisitions of UCMC, Brookside, Founders, Fidelity, and IMP amounted to $495,023. The Company amortizes Customer Lists over a period of 3 to 8 years. Amortization expense recorded for the years ended June 30, 2013 and 2012 was $86,325 and $86,325, respectively. Management re-evaluated the amortization period of Customer List and increased the amortization period from 5 to 8 years based upon the Company’s historical experience with returning clients obtaining loans for funding new purchases and refinances. Amortization expense to be recognized for the years ending June 30, 2014 to 2019 are $86,325, $49,151, $47,209, $47,209, $47,209 and $35,490, respectively.

On April 14, 2006, the Company entered into a five-year renewable license agreement with Nationwide By Owner, Inc. (“Nationwide”), a Texas based company engaged in the business of providing proprietary technology to generate leads. The license agreement permits exclusive use of the technology to be used to generate leads for the origination of mortgage applications for submission to PrimeSource Mortgage, Inc. The initial cost of the license was $150,000 paid in cash, and issuance of 150,000 shares of PSM Holdings, Inc. stock in favor of Nationwide and its principals, at a fair value for consideration received of $674,999 on the date of issue. The total consideration for the cost of license amounted to $824,999. The Company is amortizing the cost of the license over fourteen years, which is the initial five-year period of the agreement, plus three automatic three year renewal terms. Amortization expense recorded for each of the years ended June 30, 2013 and 2012 was $58,929. Amortization expense to be recognized for each of the years ending June 30, 2014 through 2019 is $58,929 and for the year ending June 30, 2020 is $46,652.

NOTE 9 – WAREHOUSE LINES OF CREDIT

The Company has five warehouse lines of credit available as of June 30, 2013 for its funding of mortgage loans for a short term period.

(i)

On August 3, 2008, the Company entered into a warehouse line of credit agreement with a related party mortgage banker for up to $1,000,000 bearing an annual interest rate of 5%. On November 1, 2011, the warehouse line of credit was increased to $5,000,000 for the purpose of funding residential mortgage loans.  The warehouse line of credit was renewed on December 31, 2012 and now matures on December 31, 2013. The outstanding balance on this line of credit as of June 30, 2013 was $8,832,537;

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

(ii)

On June 11, 2009, the Company entered into a warehouse line of credit with a mortgage banker for up to $1,000,000 which was modified on June 19, 2012 to increase the credit line to up to $4,000,000. The annual interest rate on the line is Wall Street Journal Prime Interest Rate plus 1% with a floor of 5.75%. The warehouse line of credit matures on June 19, 2014. This line of credit did not have an outstanding balance as of June 30, 2013;

(iii)

On September 30, 2011, the Company entered into a warehouse line of credit with a mortgage banker for up to $500,000 which was modified on April 26, 2012 to increase the credit line up to $2,000,000. The annual interest rate is equal to Prime Interest Rate plus 2% and in no event be less than 6% per annum. The warehouse line of credit matures on September 30, 2014. The outstanding balance on this line of credit as of June 30, 2014 was $1,791,555;

(iv)

On February 13, 2012, the Company entered into a warehouse line of credit with a mortgage banker for up to $500,000, unconditionally guaranteed for payment by its Executive Vice-President. On February 27, 2013 the agreement was modified to increase the line to 3,000,000. The unpaid balance on the line of credit bears an annual interest rate equal to prime plus 2% with a floor of 6%. The warehouse line of credit matures on September 30, 2014. The outstanding balance on this line of credit as of June 30, 2013 was $190,132; and

(v)

On November 18, 2011, the Company entered into a “Repo” warehouse line of credit agreement with a related party mortgage banker for up to $5,000,000 bearing an annual interest rate of 5% for funding residential mortgage loans. Pursuant to the terms of the agreement, the Company could be required to repurchase the loan subject to certain terms and conditions. The warehouse line of credit was renewed on December 31, 2012 and now matures on December 31, 2013. The outstanding balance on this line of credit as of June 30, 2013 was $6,856,188.

The lines of credit provide short term funding for mortgage loans originated by the branch offices. The lines of credit are repaid within 5 to 7 days when the loan is sold to third party investors. The Company does not intend to hold and service the loans. The lines are used strictly to fund mortgage loans and not to provide operating funds for the Company. The Company had $17,670,412 in loans outstanding against the warehouse lines of credit, and had obtained commitments from the third party investors to purchase the loans outstanding against this line of credit, thus offsetting the loans payable on this line against the loans receivable of $17,702,492 from the third party investors as of June 30, 2013. The Company has recorded the amounts receivable against the loans amounting to $17,702,492 and related liability against the lines of credit of $17,670,412 in the accompanying financial statements as of June 30, 2013.

NOTE 10 – ACCRUED LIABILITIES

Accrued liabilities consisted of:

	June 30, 2013	June 30, 2012
Credit card charges	$19,876	$61,069
Accrued payroll	1,200,448	610,827
Other liabilities	198,672	25,220
	$1,418,996	$697,116

NOTE 11 – STOCKHOLDERS’ EQUITY AND ISSUANCES

The Company’s capitalization at June 30, 2013 was 100,000,000 authorized common shares and 10,000,000 authorized Preferred shares, both with a par value of $0.001 per share.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

Preferred Stock Issuance

On February 4, 2013, the Company entered into a Stock Purchase Agreement (the “SPA”) with LB Merchant PSMH-1, LLC and Riverview Group LLC (each, individually a “Purchaser” or, together, the “Purchasers”), providing for the issuance and sale of $3,700,000 of the Company’s Series A 6% Convertible Preferred Stock (3,700 shares) at a purchase price of $1,000 per share (the “Series A Preferred Stock”) and with an institutional investor for sale of $2,000,000 of the Company’s Series B 6% Convertible Preferred Stock (2,000 shares) at $1,000 per share (the “Series B Preferred Stock”). Each share of Series A Preferred Stock and, subject to certain limitations, each share of Series B Preferred Stock is convertible into a number of shares of Common Stock of the Company equal to the quotient of (i) $1,000 (subject to adjustment for stock splits, stock dividends, recapitalizations, and any issuances of stock, other than per the 2012 incentive plan, which are below the inital conversion price) plus the amount of accrued but unpaid dividends, divided by (ii) the conversion price then in effect. The initial conversion price is $0.40, subject to adjustment. If all of the shares of Series A Preferred Stock and Series B Preferred Stock were converted at the present conversion price, the Company would be obligated to issue 14,250,000 shares of Common Stock to the holders of the Preferred shares. The holders of Series A Preferred Stock and Series B Preferred Stock are entitled to certain voting rights designated in the certificates of designations for the two series. Holders of the shares of Series A Preferred Stock and Series B Preferred Stock are entitled to receive cumulative cash dividends at the rate per share (as a percentage of the stated value per share) of 6% per annum, payable quarterly in arrears on April 15, July 15, October 15 and January 15, beginning on April 15, 2013. The quarterly dividends amount to $85,500 per quarter. The closing of the SPA occurred on February 5, 2013.

Littlebanc Advisors, LLC, an associate of Wilmington Capital Securities, LLC, (the “Placement Agent”) acted as exclusive placement agent for the offering. In accordance with the placement agent agreement for the offering, warrants to purchase 1,140,000 shares of the Company’s Common Stock (the “Warrants”) were issued to the Placement Agent and its associates as placement fees in the above transaction. The Warrants are exercisable at $0.44 and expire on February 5, 2018. The fair value of warrants was determined to be $398,497 calculated using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.88%, volatility 130.21%, 5 year term and dividend yield of 0%. In addition to the Warrants, the Company paid $456,000 to the Placement Agent for placement agent fees.

Pursuant to the SPA, the Company granted the Purchasers demand and piggyback registration rights for the common shares issuable upon conversion of the Preferred shares. Any demand for registration must be made by holders owning 50% or more of the Series A registerable securities or the Series B registerable securities, as provided in the SPA.

Following is the status of the share based payment plans during the year ended June 30, 2013 and 2012:

2012 Stock Option/Stock Issuance Plan

On December 12, 2011, the stockholders of the Company authorized and approved the 2012 Stock Incentive Plan (the “2012 Plan”) to issue up to 6,000,000 shares of Common Stock of the Company of $0.001 par value per share. The 2012 Plan became effective January 1, 2012. No awards shall be granted under the 2012 Plan after the expiration of 10 years from the effective date, but awards previously granted may extend beyond that date. During the year ended June 30, 2013, the Company granted 417,072 shares of Common Stock valued at $121,492 to the officers and a consultant in lieu of cash compensation and to employees as bonus.

On April 12, 2013, the Company issued 25,000 options to a consultant for services rendered. The options were valued at $5,314 using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.33%, volatility 132%, 3 year term and dividend yield of 0%.

On May 13, 2013, the Company issued 250,000 options to their President of West Coast Operations. The options were valued at $47,551 using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.33%, volatility of 118%, 3 year term and dividend yield of 0%.

As of June 30, 2013, the Company has granted 1,182,103 shares of Common Stock valued at $568,429 to employees and a consultant under 2012 Plan and 4,542,897 common shares remained unissued and available for future issuances.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

Other Stock Issuances

On January 31, 2012, the Company entered into an agreement with a consultant for providing investor relations and business advisory services and issued a total of 600,000 shares of Common Stock valued at $390,000, of which 50,000 shares of Common Stock were issued on February 2, 2012 and 550,000 shares of Common Stock were issued on March 8, 2012. On May 9, 2012, the Company entered into another agreement with the same consultant for business advisory services and issued 125,000 shares of Common Stock valued at $81,250. As part of the same contractual agreement dated May 9, the Company issued shares to two other consultants on May 16, 2012 totaling 850,000 shares. The common shares issued were valued at the contractual agreement dates of January 31, 2012 and May 9, 2012. The shares underlying these agreements were issued as follows: the Company issued 125,000 shares valued at $81,250 on April 30, 2012, 850,000 shares valued at $552,500 on June 4, 2012. The Company issued 100,000 shares valued at $59,000 on June 25, 2012 to another consultant. The common shares issued were valued at the closing share price on the date of closing of the transaction or at the fair value on the contractual agreement date.

On July 15, 2012, the Company and the consultant mutually agreed to cancel the January 31, 2012 and May 9, 2012 agreements, and agreed to enter into a new consulting agreement dated July 16, 2012 for issuance of 425,000 shares of Common Stock for providing business advisory and consulting services to the Company for a period of six months. On July 15, 2012, the Company and the consultant mutually agreed that the consultant will accept the remaining unvested common shares from the January 31 and May 9, 2012 contracts amounting to 434,492 common shares for a value of $82,670 instead of receiving 425,000 newly issued shares per July 16, 2012 agreement.

On August 17, 2012, the Company cancelled the unvested 637,498 shares of the 850,000 common shares issued to the two remaining consultants pursuant to the May 9, 2012 agreement and recorded the cancellation as a charge of $637 to Common Stock and additional paid in capital. The Company recorded a charge of $204,715 to additional paid in capital and reduced the prepaid expenses for the same amount upon cancellation of these two agreements.

In July 2011, the Company commenced a private placement offering to raise capital up to $975,000 through the sale of up to 13 Units at $75,000 per Unit, with each Unit consisting of 100,000 shares of Common Stock and 100,000 warrants. The warrants issued in conjunction with the offering are exercisable at $1.00 per share and are exercisable starting on the closing date of the offering and expiring September 14, 2014. As of June 30, 2013, the Company had sold 1,234,328 shares to accredited investors and received cash proceeds of $925,738.

Stock Issued for Acquisitions

On July 6, 2011, the Company issued 1,050,000 shares of restricted Common Stock valued at $945,000 for acquisition of Brookside and Founders. The shares were issued to the stockholders of Brookside and Founders for acquiring their 100% ownership interest, and were valued at the closing share price on the date of closing of the transaction. On May 18, 2012, the Company issued 125,504 shares of restricted Common Stock valued at $87,853 to the stockholders of Brookside as additional consideration for their tax obligations as a result of the Company’s acquisition of Brookside pursuant to the terms of purchase agreement dated June 9, 2011. The Company recorded the additional consideration of $87,853 paid as goodwill in the accompanying financial statements as of June 30, 2012.

On August 18, 2011, the Company issued 1,785,714 shares of restricted Common Stock valued at $1,250,000 for acquisition of Fidelity. The shares were issued to the stockholders of Fidelity for acquiring their 100% ownership interest, and were valued at the closing share price on the date of closing of the transaction.

On September 30, 2011, the Company issued 1,000,000 shares of its Common Stock to two accredited investors, one of which is a director of the Company, and received cash proceeds of $500,000 upon their exercise to purchase warrants at $0.50 per share.

On November 1, 2011, the Company issued 1,285,714 shares of restricted Common Stock valued at $681,428 for acquisition of IMP. The shares were issued to the stockholder of IMP for acquiring its 100% ownership interest, and were valued at the closing share price on the date of closing of the transaction.

Total common shares issued and outstanding under all stock plans at June 30, 2013 were 29,402,024.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

Warrant issuances

Pursuant to the Preferred Stock transaction on February 5, 2013, and in accordance with the placement agent agreement, the Company issued warrants to purchase 1,140,000 shares of the Company’s Common Stock (the “Warrants”) to the Placement Agent and its associates as placement fees in the above transaction. The Warrants are exercisable at $0.44 and expire on February 5, 2018. The fair value of warrants was determined to be $398,497 calculated using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.88%, volatility 130.21%, 5 year term and dividend yield of 0%. Since the warrants were issued in conjunction with the capital raise, no expense was recorded in the accompanying financial statements as of June 30, 2013.

During the year ended June 30, 2012, the Company issued to accredited investors 1,234,328 warrants to purchase 1,234,328 shares of Common Stock at an exercise price of $1.00. The warrants are exercisable at any time through September 14, 2014. The fair value of warrants was $412,169 calculated using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.20% to 0.51%, volatility between 119.07% to 182.59%, 3 years term and dividend yield of 0%. Since the warrants were issued in conjunction with capital raising, no expense was recorded in the accompanying financial statements as of June 30, 2012.

On March 28, 2011, the Company granted 500,000 warrants to a director and 500,000 warrants to an accredited investor/stockholder in conjunction with purchasing 1,000,000 units at $0.50 per unit, each unit comprising of one common share and one warrant. The warrants were exercisable at any time through September 30, 2011. On September 30, 2011, the accredited investor and the director exercised 1,000,000 warrants and the Company received cash proceeds of $500,000.

On March 25, 2010, the Company granted 2,000,000 warrants to the Chairman of the Board of Directors and 2,000,000 warrants to the President of the Company for their past services, at the exercise price of $1.00 per share for a five-year term.

The Company has a total of 6,374,328 warrants outstanding as of June 30, 2013 at an exercise prices ranging between $0.44 and $1.00. The warrants have expiration dates ranging from September 1, 2014 through February 5, 2018.

NOTE 12 - INCOME TAXES

Income tax expense (benefit) for the years ended June 30, 2013 and 2012 is summarized as follows:

	2013	2012
Current:
Federal	$-	$-
State	-	-
Deferred taxes	-	-
Income tax expense (benefit)	$-	$-

The following is a reconciliation of the provision for income taxes at the U.S. Federal income tax rate to the income taxes reflected in the Consolidated Statements of Operations at June 30, 2013 and 2012:

	2013	2012

Tax expense (credit) at statutory rate-federal	(34.0%)	(34.0%)
State tax expense net of federal tax	(5.3%)	(5.3%)
Valuation allowance	39.3%	39.3%
Tax expense at actual rate	-	-

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at June 30, 2013 are as follows:

Deferred tax assets:
Net operating loss carry forward	$4,370,000
Total gross deferred tax assets	4,370,000
Less valuation allowance	(4,370,000)
Net deferred tax assets	$-

Deferred income taxes are provided for the tax effects of transactions reported in the financial statements and consist of deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled.

The Company’s provision for income taxes differs from applying the statutory U S Federal income tax rate to income before income taxes. The primary differences result from providing for state income taxes and from deducting certain expenses for financial statement purposes but not for federal income tax purposes.

At June 30, 2013, the Company has accumulated deficit carry forwards of approximately $11,190,000 for U.S. Federal income tax purposes available to offset future taxable income expiring on various dates through 2033. The net change in the valuation allowance during the years ended June 30, 2013 and 2012 was an increase of $824,000 and $1,321,000, respectively.

In the normal course of business, the Company’s tax returns are subject to examination by various taxing authorities. Such examinations may result in future tax and interest assessment by these taxing authorities. Accordingly, the Company believes that it is more likely than not that it will realize the benefits of tax positions it has taken in its tax returns or for the amount of any tax benefit that exceeds the cumulative probability threshold in accordance with FASB ASC 740-10-15. Differences between the estimated and actual amounts determined upon ultimate resolution, individually or in the aggregate, are not expected to have a material adverse effect on the Company’s financial position.

The Company is not under examination for any open tax years.

NOTE 13 – COMMITMENTS

Nationwide By Owners License

The agreement between Nationwide and the Company calls for the establishment of a National Processing Center for the collection, origination and tracking of the sales lead database. Upon completion of a National Processing Center, the Company has also committed to provide year-end bonuses under the license agreement which the parties can elect to take in cash, stock, or any combination of the two. Bonus cash will be calculated by multiplying the annual net profit of the National Processing Center by the following percentage rates: 15% for the initial five year term of the license agreement, 20% for the first automatic renewal term, 25% for the second automatic renewal term, and 30% for the third automatic renewal term and all subsequent annual renewal terms. Should the parties elect to take all or part of the bonus in Common Stock, the number of shares awarded will be calculated according to the base value of the shares as defined in the agreement. No accrual has been recorded for the year-end bonuses because the National Processing Center has not been established. As agreed to by Nationwide and the Company, the National Processing Center has been delayed indefinitely while Nationwide rolls out its new product offering and strategy discussed below.

Also, pursuant to the agreement with Nationwide, the Company has committed to pursue obtaining, in good faith and diligently, the appropriate licenses to originate mortgages in all 50 states of the United States of America.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

Historically the Company has not gathered data on the number of leads and loans closed, and commissions earned and paid, relating to the Nationwide license since the branch offices are managed independently and may choose not to use these lead generating opportunities. Because some of the branches have taken advantage of the Nationwide opportunity, management has recently begun tracking some of the results from those offices. Based on this limited information, management believes there are approximately 7% of the loans being derived from the Nationwide signs. However, management believes this number could grow significantly based on the new strategy and product offering available to the Company. Nationwide has dramatically evolved from their original model which focused solely on sale by owners.  The revised model is now focused around a consumer-centric Realtor model with a significant focus on Mobile technology tools and Social Media marketing strategies. Nationwide expanded its’ initial Smart Sign technology into a proprietary software called eNfoDeliveredTM, which is now a lead acquisition, lead development and lead delivery platform.  A second proprietary software called Path2Sell SystemsTM was launched in August of 2013.  These two platforms combine to provide PSMI access to the feature-rich toolkit of marketing tools mentioned above as well as training, admin and support.  While helping to add to a loan origination pipeline, Path2Sell SystemsTM allow a much greater focus on tools deliverable in each lending center/branch; tools specific to create greater leverage with local Realtor and home builder contacts.

The Company has developed a method to measure the value of the Nationwide license. The method is a computation based on revenue from new and existing branches and the incremental volume the Nationwide license should generate for the Company’s existing and future branches. The computation is prepared each quarter. The computed value of the license is compared to the book value of the license at the end of each period to determine if there is any impairment in the carrying value of the license. The book value is determined by the original cost of the license less accumulated amortization as of the end of the period. The value of the license recorded on the balance sheet is at its book value. The book value of the license was less than the estimated computed value at June 30, 2013 and June 30, 2012.

Lease commitments

On April 8, 2013, the Company executed a five-year lease on approximately 4,000 square feet of office space for its corporate office location in Oklahoma City. The lease calls for an initial deposit of $90,000 for build out of the office space and a monthly lease payment of $8,132 in year one, increasing to $8,636 in year five.

The Company leases office space for its branches and property and equipment under cancellable and non-cancellable lease commitments. The monthly rent for office premises and property and equipment is $86,197. The leases expire between August 2013 and July 2018. Total rent expense recorded for the years ended June 30, 2013 and 2012 was $829,040 and $685,161 respectively.

Total minimum lease commitments for branch offices and property and equipment leases at June 30, 2013 are as follows:

For the year ended June 30,	Amount
2014	$732,520
2015	578,918
2016	311,693
2017	183,318
2018	100,812
Total	$1,907,261

NOTE 14 – LOSS PER COMMON SHARE

Basic and diluted loss per common share is computed by dividing the loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per share does not reflect per share amounts that would have resulted if diluted potential Common Stock has been converted to Common Stock because the effect would be anti-dilutive. The weighted average number of common shares outstanding during the years ended June 30, 2013 and 2012 was 29,350,116 and 30,379,898, respectively. Loss per common share from continuing operations for the years ended June 30, 2013 and 2012 was $0.07 and $0.11, respectively.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

NOTE 15 – FAIR VALUE MEASUREMENTS

The Company uses a hierarchy that prioritizes the inputs used in measuring fair value such that the highest priority is given to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements).  The three levels of the fair value hierarchy are described below:

Level 1	Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.
Level 2

Inputs to the valuation methodology include:

●     Quoted prices for similar assets or liabilities in active markets;

●     Quoted prices for identical or similar assets or liabilities in inactive markets;

●     Inputs other than quoted prices that are observable for the asset or liability;

●     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3	Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used maximize the use of observable inputs and minimize the use of unobservable inputs. See Note 1 for discussion of valuation methodologies used to measure fair value of investments.

The valuation methodologies described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

Other than cash which is determined using Level 1 inputs and intangible assets which were determined using level 3 inputs, the fair value of the assets and liabilities was determined using Level 2 inputs. The carrying amounts and fair values of the Company’s financial instruments at June 30, 2013 and 2012 are as follows:

	June 30, 2013		June 30, 2012
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents	$4,515,618	$4,515,618	$355,421	$355,421
Restricted cash	500,000	500,000	-	-
Accounts receivable	885,077	885,077	1,011,635	1,011,635
Loans held for sale	17,702,492	17,702,492	18,204,525	18,204,525
Prepaid expenses	161,717	161,717	444,743	444,743
Loan receivable	88,898	88,898	88,898	88,898
Notes receivable	-	-	360,000	360,000
Intangible Assets	3,492,172	3,492,172	3,637,424	3,637,424

Financial liabilities:
Accounts payable	$503,895	$503,895	$765,826	$765,826
Warehouse line of credit	17,670,412	17,670,412	18,122,902	18,122,902
Preferred dividends payable	85,500	85,500	-	-
Accrued liabilities	1,418,996	1,418,996	697,116	697,116
Due to a related party	-	-	100,000	100,000

NOTE 16 - INDUSTRY RISKS

The mortgage industry has gone through a significant change over the past four years. Foreclosures have caused a credit tightening, making qualifying for loans more difficult for many borrowers. The Company has not experienced credit losses because the Company either has sold the loan prior to or shortly after closing or simply does not fund the loans they originate. The U.S. housing market as a whole has undergone a significant contraction with lenders and investors tightening their credit standards, making the mortgage origination volumes flat. The historically low rates that the industry experienced during most of 2012 and 2013 had generated a significant volume of refinance business. In June of 2013, the rates took a noticeable uptick which likely will lead to less refinance business and more competitive pricing pressures for the remaining lenders. The impact of the changing rate environment on the Company’s operations cannot be determined with any certainty.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

The mortgage industry is experiencing significant regulatory changes which began during 2011 and are continuing through 2013 and beyond, requiring mortgage brokers to significantly modify their operations or seek out merger or sale opportunities in order to comply with the new regulations. Operations of the Company have been modified to ensure continued compliance with the new requirements. To keep up with the regulatory changes in the mortgage industry, the Company changed its growth strategy and attained Full Eagle status by acquiring UCMC, acquired four additional operating entities since July 2011 with past profitability performance, which required a significant investment of resources over the last two years to facilitate the acquisitions and their integration into the operations of the Company. Although every effort is being made to consolidate operations, cut costs and increase revenue, the Company cannot predict with certainty that these entities will perform at the same or better profitable level in the future based upon the consolidation and regulatory compliance in the mortgage and housing industry.

NOTE 17 - CONCENTRATIONS

Concentration of Customer

The Company entered into two warehouse lines of credit agreement with a mortgage banker whose Executive Vice President is a member of the Board of Directors of PSMH, for up to $5,000,000 each, which amounts could be increased up to a cumulative total of $20,000,000, bearing annual interest rates of 5% each, for funding residential mortgage loans. Per the terms of the agreement, the Company could be required to repurchase the loan subject to certain terms and conditions. The outstanding balance on these two warehouse lines of credit as of June 30, 2013 was $15,688,725.

The Company recorded revenues of $17,500,123 from one customer whose Executive Vice President is a member of the Board of Directors of PSMH, which represented approximately 80% of the total revenues earned for the year ended June 30, 2013.

Concentration of Credit Risk

On November 9, 2010, the FDIC issued a Final Rule implementing section 343 of the Dodd-Frank Wall Street Reform and Consumer Protection Act that provides for unlimited insurance coverage of noninterest-bearing transaction accounts.  Beginning December 31, 2010 through June 30, 2013, all noninterest-bearing transaction accounts are fully insured, regardless of the balance of the account, at all FDIC-insured institutions.  The unlimited insurance coverage is available to all depositors, including consumers, businesses, and governmental entities.  This unlimited insurance coverage is separate from, and in addition to, the insurance coverage provided to a depositor’s other deposit accounts held at an FDIC-insured institution.  A noninterest-bearing transaction account is a deposit account where interest is neither accrued nor paid; depositors are permitted to make an unlimited number of transfers and withdrawals; and the bank does not reserve the right to require advance notice of an intended withdrawal.

The Company maintains its cash in bank and financial institution deposits that at times may exceed federally insured limits. The Company has not experienced any losses in such accounts through June 30, 2013. As of June 30, 2013, the Company’s bank balances in some instances exceed FDIC insured amounts.

NOTE 18 – SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date these financial statements were issued. Employment agreements in the ordinary course of business, other than those for Executive Officers or individuals considered related parties are not included in this disclosure.

Stock Option Grants

On July 1, 2013, the Company granted 125,000 options to an employee of the Company. The options vest equally over three years and were valued at $21,664 using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.33%, volatility 92.2%, 3 year term and dividend yield of 0%. These options have not been issued to this individual.

PSM HOLDINGS, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2013

On July 8, 2013, the Company granted 250,000 options to an employee of the Company. The options vest equally over three years and were valued at $47,061 using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.33%, volatility 91.6%, 3 year term and dividend yield of 0%.

On September 5, 2013 the Company granted 350,000 options to various employees as a signing bonus. The options vest equally over three years and were valued at $84,714 using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.33%, volatility 97.8%, 3 year term and dividend yield of 0%.

New Offices

The Company opened two offices in California (Newport Beach and Murietta) and six offices in Kansas and Missouri.

Other

On August 28, 2013, the Company’s President, Chief Executive Officer and Director resigned from those positions with the Company. The individual agreed to remain as a strategic advisor to the Company and will receive compensation and benefits as per his original employment agreement through December 31, 2013.

APPENDIX C

UNAUDITED FINANCIAL STATEMENTS AND NOTES FOR THE PERIOD ENDED DECEMBER 31, 2013

PSM HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31, 2013 (Unaudited)	June 30, 2013
ASSETS
Current Assets:
Cash & cash equivalents	$1,071,379	$4,515,618
Accounts receivable, net	724,311	885,077
Loans held for sale	14,369,676	17,702,492
Prepaid expenses	316,255	161,717
Other assets	8,023	5,334
Total current assets	16,489,644	23,270,238

Property and equipment, net	623,290	490,293

Cash restricted for surety bonds	500,000	500,000
Loans receivable	88,898	88,898
Employee advances	85,509	33,930
Notes receivable	6,825	-
Intangible assets, net of accumulated amortization, December 31, 2013 - $679,988 and June 30, 2013 - $607,361	3,419,545	3,492,172
Security deposits	37,826	26,486

Total Assets	$21,251,537	$27,902,017

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$569,304	$503,895
Warehouse lines of credit payable	14,340,551	17,670,412
Notes payable	11,679	35,038
Dividends payable	85,500	85,500
Accrued liabilities	925,348	1,418,996
Total current liabilities	15,932,382	19,713,841

Total Liabilities	15,932,382	19,713,841

Commitments & Contingencies	-	-

Stockholders' Equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized:
Convertible Series A, 3,700 shares issued and outstanding as of December 31, 2013 and June 30, 2013	4	4
Convertible Series B, 2,000 shares issued and outstanding as of December 31, 2013 and June 30, 2013	2	2
Common stock, $0.001 par value, 100,000,000 shares authorized, 29,468,259 and 29,402,024 shares issued and outstanding at December 31, 2013 and June 30, 2013, respectively	29,468	29,402
Treasury stock, at cost: shares held 21,600 at December 31, 2013 and June 30, 2013	(22,747)	(22,747)
Additional paid in capital	23,076,752	23,204,207
Accumulated deficit	(17,764,324)	(15,022,692)
Total Stockholders' Equity	5,319,155	8,188,176

Total Liabilities and Stockholders' Equity	$21,251,537	$27,902,017

The accompanying notes are an integral part of these unaudited consolidated financial statements.

PSM HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

	For the three months ended December 31,		For the six months ended December 31,
	2013	2012	2013	2012

Revenues	$3,797,928	$5,973,974	$7,562,275	$11,828,771

Operating expenses
Selling, general and administrative	4,937,740	5,722,209	10,158,737	11,281,483
Depreciation and amortization	76,624	61,601	146,683	122,571
Total operating expenses	5,014,364	5,783,810	10,305,420	11,404,054

Loss from operations	(1,216,436)	190,164	(2,743,145)	424,717

Non-operating income (expense):
Interest expense	(1,197)	(1,125)	(1,987)	(5,562)
Interest and dividend income	1,664	2,166	3,501	4,420
Other Income	-	20,795	-	20,907
Total non-operating income (expense)	467	21,836	1,514	19,765

Net (loss) income from continuing operations before income tax	(1,215,969)	212,000	(2,741,631)	444,482

Provision for income tax	-	-	-	-

Net (loss) income	(1,215,969)	212,000	(2,741,631)	444,482

Preferred stock dividends	(85,500)	-	(171,000)	-

Net (loss) income available to common stockholders'	$(1,301,469)	$212,000	$(2,912,631)	$444,482

Net (loss) income per common share and equivalents -
Basic	$(0.04)	$0.01	$(0.10)	$0.02

Diluted	$(0.04)	$0.01	$(0.10)	$0.01

Weighted average number of common shares outstanding
Basic	29,443,512	29,267,684	29,422,655	29,300,622

Diluted	29,443,512	34,502,012	29,422,655	34,534,950

Weighted average number of shares used to compute basic and diluted loss per share for the three and six month periods ended December 31, 2013 is the same since the effect of dilutive securities is anti-dilutive.

The accompanying notes are an integral part of these unaudited consolidated financial statements.

PSM HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the six months ended December 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(2,741,631)	$444,482
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Loans to employees	(6,825)	-
Depreciation and amortization	146,683	122,571
Share based payment awards	27,053	50,026
Stock issued to third parties in lieu of cash	9,935	-
Stock issued to employees in lieu of cash	6,624	58,667
(Increase) decrease in current assets:
Accounts receivable	163,721	227,597
Prepaid expenses	(154,538)	180,376
Employee advances	(51,579)	(21,003)
Other current assets	(2,689)	(814)
Increase (decrease) in current liabilities:
Accounts payable	65,409	(325,186)
Accrued liabilities	(493,648)	(60,183)
Net cash (used in) provided by operating activities	(3,031,485)	676,533

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(207,053)	(22,195)
Cash received from employee advances	-	7,918
Cash paid for security deposits	(11,341)	(1,674)
Net cash used in investing activities	(218,394)	(15,951)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash paid for preferred dividends	(171,000)	-
Cash payments on short term financing	(23,360)	-
Cash payments on loan from related party	-	(100,000)
Net cash used in financing activities	(194,360)	(100,000)

NET (DECREASE) INCREASE IN CASH & CASH EQUIVALENTS	(3,444,239)	560,582

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	5,015,618	355,421

CASH & CASH EQUIVALENTS	1,071,379	916,003
CASH RESTRICTED FOR SURETY BONDS	500,000	-

CASH & CASH EQUIVALENTS, ENDING BALANCE	$1,571,379	$916,003

See Note 4 - Statement of Cash Flows Additional Disclosures

The accompanying notes are an integral part of these unaudited consolidated financial statements.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Company Background

As used herein and except as otherwise noted, the term “Company” shall mean PSM Holdings, Inc., a Delaware corporation.

The Company was incorporated under the laws of the State of Utah on March 12, 1987, as Durban Enterprises, Inc. On July 19, 2001, Durban Enterprises, Inc., created a whollyowned subsidiary called Durban Holdings, Inc., a Nevada corporation, to facilitate changing the domicile of the Company to Nevada. On August 17, 2001, Durban Enterprises, Inc. merged with and into Durban Holdings, Inc., leaving the Nevada corporation as the survivor. The Company retained the originally authorized 100,000,000 shares at $0.001 par value.

On May 18, 2005, Durban Holdings, Inc. completed the acquisition of all of the outstanding stock of PrimeSource Mortgage, Inc., a Texas corporation, by a stock for stock exchange in which the stockholders of PrimeSource Mortgage, Inc. received 10,250,000 shares, or approximately 92% of the outstanding stock of Durban Holdings, Inc. Following the acquisition, effective May 18, 2005, the name of the parent “Durban Holdings, Inc.”, was changed to “PSM Holdings, Inc.” For reporting purposes, the acquisition was treated as an acquisition of the Company by PrimeSource Mortgage, Inc. (reverse acquisition) and a recapitalization of PrimeSource Mortgage, Inc. The historical financial statements prior to May 18, 2005, are those of PrimeSource Mortgage, Inc. Goodwill was not recognized from the transaction.

On December 14, 2011, PSM Holdings, Inc., created a whollyowned subsidiary called PSM Holdings, Inc., a Delaware corporation, to facilitate changing the domicile of the Company to the State of Delaware. On December 29, 2011, PSM Holdings, Inc. merged with and into PSM Holdings, Inc., leaving the Delaware corporation as the survivor. The Company retained the originally authorized 100,000,000 shares at $0.001 par value.

Business Activity

PSM Holdings, Inc. and its consolidated subsidiaries (the “Company” or “PSMH”) originates mortgage loans funded either directly off the Company’s warehouse lines of credit or through brokering transactions to other third parties. Approximately 90% of the Company’s mortgage origination volume is banked off of our current warehouse lines. The Company has relationships with multiple investors who purchase the loans funded on its warehouse lines. All of the Company’s lending activities are conducted by its subsidiary, PrimeSource Mortgage, Inc. (“PSMI”).

Historically, a significant portion of the Company’s business has been referral based and purchase orientated (versus refinance). The Company does not directly participate in the secondary markets and, further, does not maintain a servicing portfolio. Approximately 75% of total loan applications are generated from business contacts and previous client referrals. Realtor referrals and other lead sources like Costco account for the balance of loan applications.

The Company currently operates or is licensed in the following states: Arkansas, California, Colorado, Florida, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Missouri, Minnesota, Montana, Nebraska, New Jersey, New Mexico, North Dakota, Oklahoma, Oregon, Texas, Utah, Washington and Wisconsin and has started the application process in additional states throughout the United States.

Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission for the presentation of interim financial information, but do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. It is recommended that these consolidated financial statements be read in conjunction with the audited financial statements for the year ended June 30, 2013, which were filed with the Securities and Exchange Commission on September 30, 2013 on Form 10-K for the year ended June 30, 2013. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Operating results for the three and six months ended December 31, 2013 are not necessarily indicative of the results that may be expected for the year ending June 30, 2014.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Summary of Significant Accounting Policies

The following summary of significant accounting policies of the Company is presented to assist in the understanding of the Company’s financial statements. The financial statements and notes are the representation of PSM Holdings, Inc.’s management who is responsible for their integrity and objectivity. The financial statements of the Company conform to accounting principles generally accepted in the United States of America (“GAAP”). The Financial Accounting Standards Board (“FASB”) is the accepted standard-setting body for establishing accounting and financial reporting principles.

Principles of Consolidation

The consolidated financial statements include the accounts of PSM Holdings, Inc., its wholly-owned subsidiary WWYH, Inc., and WWYH Inc.’s wholly-owned subsidiary PrimeSource Mortgage, Inc. All material intercompany transactions have been eliminated in the consolidation.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Accordingly, actual results could differ from those estimates.  Significant estimates include the value of other non-current assets, including intangible assets, estimated depreciable lives of property, plant and equipment, estimated valuation of deferred tax assets due to net operating loss carry-forwards and estimates of uncollectible amounts of loans and notes receivable.

Cash and Cash Equivalents

For the purposes of the statement of cash flows, cash and cash equivalents include cash on hand and cash in checking and savings accounts, and all investment instruments with an original maturity of three months or less.

Restricted Cash

The Company has certain cash balances set aside as collateral to secure various bonds required pursuant to the licensing requirements in some of the states in which it conducts business.

Accounts Receivable

Accounts receivable represent commissions earned and fees charged on closed loans that the Company has not received. Accounts receivable are stated at the amount management expects to collect from balances outstanding at period-end. The Company estimates the allowance for doubtful accounts based on an analysis of specific accounts.

Employee Advances, Notes and Loans Receivable

Employee advances, note and loan receivable are stated at the unpaid principal balance. Interest income, if any, is recognized in the period in which it is earned. The Company estimates an allowance for doubtful employee accounts based on analysis of certain accounts, the employee's standing in the Company and the employee's anticipated production.

Loans Held For Sale

The Company originates all of its residential real estate loans with the intent to sell them in the secondary market. Loans held for sale consist primarily of residential first and second mortgage loans that are secured by residential real estate throughout the United States.

Loans held for sale are recorded at their fair value, with the exception of any loans that have been repurchased from investors on which the Company did not elect the fair value option. Approximately twelve loans held for sale as of December 31, 2013 have yet to be sold to investors. These loans are being serviced by one investor until these loans can be sold to an investor in the future. The loans are not considered impaired and are being carried on the balance sheet at market value.

The fair value of loans held for sale is determined using current secondary market prices for loans with similar coupons, maturities and credit quality. Loans held for sale are pledged as collateral under the Company’s warehouse lines of credit. The Company relies substantially on the secondary mortgage market as all of the loans originated are sold into this market.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Interest on mortgage loans held for sale is recognized as earned and is only accrued if deemed collectible. Interest is generally deemed uncollectible when a loan becomes three months or more delinquent or when a loan has a defect affecting its salability. Delinquency is calculated based on the contractual due date of the loan. Loans are written off when deemed uncollectible.

Prepaid Expenses

Generally, prepaid expenses are advance payments for products or services that will be used in operations during the next 12 months. However, the Company engages an independent third party to perform a five-year outreach campaign to borrowers after their loan is funded. These amounts are capitalized and amortized equally each quarter over five years. Other prepaid expenses consist of prepaid insurance, rents and prepaid services provided by outside consultants. Prepaid expenses amounted to $316,255 and $161,717 at December 31, 2013 and June 30, 2013, respectively.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets as follows. Expenditures for maintenance and repairs are charged to expense as incurred.

Furniture, fixtures and office equipment (years)	5	-	7
Computer equipment (years)		5

Goodwill and Indefinite-Lived Intangible Assets

Goodwill acquired in business combinations is assigned to the reporting entity that is expected to benefit from the combination as of the acquisition date. Goodwill impairment is determined using a twostep process. The first step of the process is to compare the fair value of a reporting unit with its carrying amount, including goodwill. In performing the first step, the Company determines the fair value of its reporting entity by using a discounted cash flow ("DCF") analysis. Determining fair value using a DCF analysis requires the exercise of significant judgments, including judgments about appropriate discount rates, perpetual growth rates and the amount and timing of expected future cash flows. If the fair value of a reporting entity exceeds its carrying amount, goodwill of the reporting entity is not impaired and the second step of the impairment test is not required. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is required to be performed to measure the amount of impairment, if any. The second step of the goodwill impairment test compares the implied fair value of the reporting entity’s goodwill with the carrying amount of that goodwill. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination. If the carrying amount of the reporting entity’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess.

The impairment test for indefinitelived intangible assets involves a comparison of the estimated fair value of the intangible asset with its carrying value. If the carrying value of the indefinitelived intangible asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess.

Long-Lived Assets and Intangible Assets with Definite Lives

Longlived assets, including property and equipment and intangible assets with definite lives, are tested for recoverability whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. The carrying amount of a longlived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. If the carrying amount is deemed to not be recoverable, an impairment loss is recorded as the amount by which the carrying amount of the longlived asset exceeds its fair value. Amortization of definite lived intangible assets is recorded on a straightline basis over their estimated lives.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled. In addition, there is the deferred tax asset which represents the economic value of various tax carryovers.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Taxes Collected and Remitted to Governmental Authorities

When applicable, the Company collects gross receipts taxes from its customers and remits them to the required governmental authorities. Related revenues are reported net of applicable taxes collected and remitted to governmental authorities.

Advertising

Advertising costs are expensed as incurred. Advertising expense was $163,732 and $361,652 for the three and six months ended December 31, 2013 compared to advertising expense of $243,898 and $429,641 for the three and six months ended December 31, 2012, respectively.

Share Based Payment Plan

Under the 2012 Stock Incentive Plan, the Company can grant stock or options to employees, related parties, and unrelated contractors in connection with the performance of services provided to the Company by the awardees. The Company uses the fair value method to account for employee stock compensation costs and to account for share based payments to non-employees.

Revenue Recognition

The Company’s revenue is derived primarily from revenue earned from the origination and sale of mortgage loans. Revenues earned from origination of mortgage loans is recognized on the earlier of the settlement date of the underlying transaction or the funding date of the loan. Loans are funded through warehouse lines of credit and are sold to investors, typically within 14 days. However, in the current six months, the Company has added additional investors and modified its processes to be fully delegated with these investors. The Company has been experiencing a longer delay in purchasing of these loans, closer to 34 days on average. The Company believes this is temporary and will return to more normal timeframes as these processes mature. The gain or loss on the sale of loans is realized on the date the loans are sold.

The Company receives an override fee on the warehouse lines of credit on loans closed on the lines. The revenue from the override fees is recognized as earned when the loan is sold off of the warehouse line.

Earnings Per Common Share

Earnings per common share are computed using the two-class method. Basic earnings per common share are computed by dividing net income allocated to common shares by the weighted average number of shares outstanding during the applicable period, excluding outstanding participating securities. Participating securities include unvested restricted shares. Unvested restricted shares are considered participating securities because holders of these securities receive non-forfeitable dividends at the same rate as holders of the Company’s common stock. Diluted earnings per share are computed by dividing net income allocated to common shares adjusted for reallocation of undistributed earnings of unvested restricted shares by the weighted average number of shares determined for the basic earnings per common share computation plus the dilutive effect of common stock equivalents using the treasury stock method.

Compensated Absences

The Company records an accrual for accrued vacation at each period end. Other compensated absences are expensed as incurred.

Reclassification

Certain accounts in the prior-year financial statements have been reclassified for comparative purposes to conform with the presentation in the current-year financial statements.

Recent Accounting Pronouncements

The Company has evaluated the possible effects on its financial statements of the accounting pronouncements and accounting standards that have been issued or proposed by FASB that do not require adoption until a future date, and determined they are not expected to have a material impact on the consolidated financial statements upon adoption.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Other accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.

NOTE 2 – ALLOWANCE FOR DOUBTFUL ACCOUNTS

Accounts receivable is presented on the balance sheet net of estimated uncollectible amounts. Approximately 89% of the outstanding accounts receivable are due from one customer. The Company records an allowance for estimated uncollectible accounts in an amount approximating anticipated losses. Individual uncollectible accounts are written off against the allowance when collection of the individual accounts appears doubtful. The Company recorded an allowance for doubtful accounts of $0 for the periods ended December 31, 2013 and 2012.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment is summarized as follows:

	December 31, 2013 (Unaudited)	June 30, 2013
Fixtures and equipment	$1,890,785	$1,683,732
Less: Accumulated depreciation	(1,267,495)	(1,193,439)
Property and equipment, net	$623,290	$490,293

Depreciation expense for the three and six months ended December 31, 2013 was $40,310 and $74,056 respectively, compared to the depreciation expense for the three and six months ended December 31, 2012 of $25,289 and $49,946, respectively.

NOTE 4 – STATEMENTS OF CASH FLOWS ADDITIONAL DISCLOSURES

Supplemental information for cash flows at December 31, 2013 and 2012 consist of:

	December 31, 2013 (Unaudited)	December 31, 2012 (Unaudited)
Supplemental Cash Flow Disclosures:
Cash paid for interest	$1,987	$5,488
Cash paid for income taxes	$-	$-

Cancellation of common stock	$-	$(637)
Cancellation of contracts requiring cancellation of common stock	$-	$(204,715)
Cancellation of common stock issued to employees	$-	$(12,800)
Stock issued for services	$16,559	$58,667
Stock and stock options issued to employees as bonus	$27,053	$62,825

NOTE 5 – RELATED PARTY TRANSACTIONS

President/Chief Executive Officer and Director

The Company entered into an Employment Agreement (the “COO EA”) with a Director as its Interim Chief Operating and Chief Financial Officer effective February 7, 2013. Pursuant to the terms of the COO EA, the Company agreed to pay an annual compensation of $240,000. This individual has also served as the President and Chief Executive Officer since August 28, 2013. For the three and six months ended December 31, 2013, the Company recorded compensation expense of $60,000 and $120,000, respectively. These amounts include 26,494 shares of common stock received in lieu of cash compensation, which were discounted at 25% to the market price on the date the compensation was earned. The Company also pays the contributed health insurance premium which is currently at $345 per month.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Executive Vice-President and Director

The Company entered into an Employment Agreement (the “EA”) with its Executive Vice-President effective January 1, 2011. Pursuant to the terms of the EA, the Company agreed to pay an annual compensation of $200,000, a monthly car allowance of $700, and health benefits for the officer and his family. For the three and six month periods ended December 31, 2013 the Company recorded compensation expense of $43,336 and $93,336, respectively. For the prior three and six month period, the Company recorded $50,000 and $100,000 in compensation expense. In the prior six month period, $10,000 was paid by the issuance of 53,994 shares of common stock. Additionally, for both three and six month periods the Company recorded $2,100 and $4,200 in car allowance, and paid the Company contributed health insurance premium which is currently at $345 per month.

Former President/Chief Executive Officer and Director

The Company entered into an Employment Agreement (the “Agreement”) with its former President/Chief Executive Officer effective January 1, 2011. Pursuant to the terms of the Agreement, the Company issued 750,000 shares of Common Stock valued at $525,000 as a signing bonus to induce him to enter into the Agreement, agreed to pay an annual compensation of $225,000, a monthly car allowance of $750, and a monthly allowance of $800 for health benefits for the officer and his family. On January 1, 2013, the annual compensation was increased to $275,000 pursuant to the terms of Agreement. For the three and six months ended December 31, 2013, the Company recorded $68,750 and $137,500 in compensation expense, compared to $62,500 and $125,000 for the same periods in the prior year. During the six months ended December 31, 2012, $12,500 of the compensation was paid with 67,492 shares of common stock which was valued at a 25% discount to market on the date the compensation was earned. For both the three and six months ended December 31, 2013 and 2012, the Company paid a car allowance of $2,250 and 4,500, respectively. The Company also paid the Company contributed health insurance premium which is currently at $345 per month. On August 28, 2013, this individual resigned as the President and Chief Executive Officer and Director and all payments and amounts due under the original employment contract ceased as of December 31, 2013.

Other Directors

On February 7, 2013, the Company entered into a two-year consulting agreement with an entity controlled by one of the Company’s directors. The agreement calls for monthly compensation of $15,000 per month for strategic advisory and investor relation services. For the three and six months ended December 31, 2013, the Company recorded consulting expense of $15,000 and $60,000 relating to this agreement. In October, the Company paid half of the consulting fee by the issuance of 39,741 shares of common stock that were issued at a 25% discount to the market on the date the compensation was earned. This entity waived the consulting fee for the months of November and December. This director is also one of the accredited investors who invested in the Company’s Series A preferred stock offering in February 2013 and as such receives quarterly dividend payments consistent with all of the Series A preferred holders.

One of the Company’s directors is a principal stockholder of a management company that provides two revolving warehouse lines of credit to the Company. Amounts outstanding on the credit lines as of December 31, 2013 and June 30, 2013 amounted to $12,883,546 and $15,688,725, which were offset by $12,883,546 and $15,688,725 of funding receivables as of December 31, 2013 and June 30, 2013, respectively (See Note 8).

Former Directors

On March 15, 2011, the Company entered into an employment agreement with a director of the Company in connection with the acquisition of United Community Mortgage Corp. (“UCMC”). The term of the employment agreement is for two years, with automatic one-year extensions unless notice is given by either party. The individual resigned as a director concurrent with the capital raise completed on February 5, 2013. The individual remains a regional vice president of one of the Company’s corporate lending centers. The agreement provides for an annual base salary of $120,000 with increases based upon increases in originations at the respective branch and incentive payments upon securing additional branches for PSMI. The Company recorded total compensation expense of $30,000 and $60,000 for the three and six months ended December 31, 2013 and $30,000 and $60,000 for the three and six months ended December 31, 2012, respectively.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

On July 1, 2011, the Company entered into an employment agreement with a director of the Company, in connection with the acquisition of Brookside Mortgage, LLC (“Brookside”). The term of the employment agreement is for two years, with automatic one-year extensions unless notice is given by either party. The individual resigned as a director concurrent with the capital raise completed on February 5, 2013. The individual remains a regional vice president of one of the Company’s corporate lending centers. The agreement provides for an annual base salary of $120,000 plus bonus equal to 25% of the net profit earned by the Brookside branch in excess of $400,000 annual profits earned. On November 1, 2012, the Company agreed to revise the employment agreement making the term at will with sixty days notice from either party and provided additional overrides based on production. The revised agreement has not been executed. For the three and six months ended December 31, 2013 and 2012, the Company recorded total compensation expense of $31,995, $88,159, $41,679 and $71,679, respectively. See subsequent events footnote regarding resignation of this former director.

On August 8, 2011, the Company entered into an employment agreement with a director of the Company in connection with the acquisition of Fidelity Mortgage Company (“Fidelity”). The term of the employment agreement is for two years, with automatic one-year extensions unless notice is given by either party. The individual resigned as a director concurrent with the capital raise completed on February 5, 2013. The individual remains a regional vice president of one of the Company’s corporate lending centers. The agreement provides that, for each full year of employment, a bonus equal to 12.5 basis points of the loan production and 50% of net profit of the Fidelity branch in excess of $500,000 earned will be paid to the individual. Bonuses are to be earned upon closing of each loan and paid on a fixed interval basis. On January 1, 2013, the Company amended the employment agreement to provide additional bonuses based on production and removed any bonus opportunity based on profitability. The Company recorded total compensation expense of $173,564, $382,006, $322,350 and $623,535 for the three and six months ended December 31, 2013 and 2012, respectively. See subsequent events footnote regarding resignation of this former director.

The Company leases an office space in a building that is 100% owned by this former director. The terms of the operating lease under a non-cancellable lease agreement expire on September 1, 2015, and require a monthly rent of $21,720. Total rent paid for the office lease for the three months and six months ended December 31, 2013 and 2012 were $65,161, $130,320, $65,161 and $130,320 respectively.

Effective November 1, 2011, the Company entered into an employment agreement with a director of the Company, in connection with the Company’s acquisition of Iowa Mortgage Professionals, Inc. (“IMP”). The individual resigned as a director concurrent with the capital raise completed on February 5, 2013. The individual remains a regional vice president of one of the Company’s corporate lending centers. The term of the employment agreement is for two years, with automatic one-year extensions unless notice is given by either party. The agreement provides for an annual base salary of $120,000 plus a bonus equal to 25% of the net profit earned by the Iowa branch in excess of $400,000 annual profits earned. On March 11, 2013, the Company agreed to revise the employment agreement making the term at will with sixty days notice from either party and provided additional overrides based on production. The Company recorded total compensation expense of $27,580, $80,091, $50,796 and $80,796 in bonus and over-ride commissions for the three and six months ended December 31, 2013 and 2012, respectively. See subsequent events footnote regarding the resignation of this former director.

On March 29, 2012, a management company of which this individual is a principal provided a revolving line of credit to the Company in the amount of $100,000. The line of credit was unsecured, bearing a 6% annual rate of interest and was due on March 20, 2013. Upon maturity in March 2013, the line of credit was not renewed.

This individual is the principal of a third party processing company that provides processing services for loans funded in the Company’s Iowa branch. The per file fees charged are believed to be under market pricing. The fees are paid by the borrower at closing and are not paid directly by the Company.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Other Employees

Effective January 1, 2013, the Company amended an employment agreement with the Vice President – Mountain Division. Under the new agreement, the term has been modified to at will with 60 days notice from either party. The employee is paid an annual salary of $95,000 and receives bonuses based on production. Additionally, the employee is eligible to receive 50% of the net profits of the Fidelity Mortgage branch on annual net income in excess of $500,000. The Company recorded total compensation expense of $103,792, $209,151, $211,551 and $680,415 for the three and six months ended December 31, 2013 and 2012, respectively. See subsequent events footnote regarding the resignation of this individual.

Loan Receivable

Loan receivable from a related party as of December 31, 2013 consists of:

	Original loan	Balance due December 31, 2013 (Unaudited)	Balance due June 30, 2013
Secured loans to NWBO Corporation (NWBO)	$167,000	$88,898	$88,898

Accrued interest due from NWBO	-	8,023	5,334
	$167,000	$96,921	$94,232
Less allowance for uncollectible amounts	-	-	-
	$167,000	$96,921	$94,232

The Company entered into two Commercial Security Agreements dated November 16, 2006 and February 16, 2007 (the “Security Agreements”) with NWBO securing the loan amount of $167,000 with 150,000 shares of the Company’s own common stock held by NWBO. On June 15, 2012, the Company renegotiated the Security Agreements with NWBO and agreed to amend (i) the annual interest rate on the Security Agreements from 9.25% to 6%, and (ii) the maturity date to September 30, 2013. The Company has executed an extension of the note through February 15, 2014 and anticipates executing an additional short term extension. All other terms and conditions of the Security Agreement remained the same. The balance due on the loan receivable from NWBO amounted to $88,898 as of December 31, 2013. The loan receivable is under collateralized by $71,421 based upon the fair value of 150,000 shares at the closing share price of $0.17 on February 11, 2014. The Company recorded interest income of $1,344 and $2,689 and $1,344 and $2,689 from the loan receivable from NWBO for the three and six months ended December 31, 2013 and 2012, respectively.

NOTE 6 – NOTES RECEIVABLE AND EMPLOYEE ADVANCES

On December 1, 2010, the Company’s subsidiary, PSMI, formerly known as UCMC, executed a Promissory Note (“Note”) with an unrelated third party for a principal sum of $360,000. The principal and any unpaid interest shall be due and payable in full on December 1, 2016. Based on the inconsistent pattern of interest payments received by the Company in the past, there exists substantial doubt about the ultimate collectability of the Note. As such, the Company has reserved 100% of the outstanding balance as uncollectible as of September 30, 2013. The Company recorded interest income of $0 and $910 for the six months ended December 31, 2013 and 2012, respectively.

On December 31, 2010, PSMI executed a Letter of Repayment with three employees in the amount of $189,654 for funds advanced to them as a loan. These loans are unsecured, non-interest bearing and due on demand. Payments of these loans are made from the portion of commissions earned by these employees. If the employees’ employment is terminated for any reason, the loan outstanding will become due and payable in full or specific arrangements will be made. The Company has reserved all but approximately $11,000 for these 2010 advances. Since May 1, 2013, the Company has agreed to advance $7,500 per month as a draw against future production for one employee in charge of a new region. The region began to close and fund loans in October 2013 and the advances, which total $60,000, are anticipated to be repaid over the next several months.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 7 – INTANGIBLE ASSETS

Intangible assets consist of:

	December 31, 2013 (Unaudited)	June 30, 2013
Intangible assets not subject to amortization:
FHA "Full Eagle" Status	$938,790	$938,790
Goodwill	1,809,429	1,809,429
State Licenses	31,293	31,293
	$2,779,512	$2,779,512
Less: impairments	-	-
Total	$2,779,512	$2,779,512

Intangible assets subject to amortization:
Customer list	$495,022	$495,022
NWBO License	824,999	824,999
	$1,320,021	$1,320,021
Less: accumulated amortization	(679,988)	(607,361)
Total	$640,033	$712,660

Total Intangible Assets, net	$3,419,545	$3,492,172

It is the Company’s policy to assess the carrying value of its intangible assets for impairment on a quarterly basis, or more frequently, if warranted by circumstances. Management has determined that the intangible assets acquired as a result of acquisitions are not impaired because the Company accumulated a positive regulatory reputation for running a well-documented, process oriented mortgage lending operation with Full Eagle status in place. The Company acquired two profitable operations effective July 1, 2011, one effective August 1, 2011, and one effective November 1, 2011 because of the Full Eagle status. Therefore, no impairment of intangible assets was recorded in the accompanying financial statements as of December 31, 2013.

The amount allocated for the purchase of the customer list resulting from the acquisitions of UCMC, Brookside, Founders Mortgage, LLC, Fidelity, and IMP amounted to $495,022. The Company amortizes customer lists over a period of eight years. Amortization expense recorded for the three and six months ended December 31, 2013 and 2012 was $36,313 and $72,627, respectively. Amortization expense to be recognized for the years ending June 30, 2014 to 2019 is $86,325, $49,151, $47,209, $47,209, $47,209 and $35,490, respectively.

On April 14, 2006, the Company entered into a five-year renewable license agreement with Nationwide By Owner, Inc. (“NWBO”), a Texas based company engaged in the business of providing proprietary technology to generate leads. The license agreement permits exclusive use of the technology to be used to generate leads for the origination of mortgage applications for submission to PSMI. The initial cost of the license was $150,000 paid in cash, and issuance of 150,000 shares of the Company’s common stock in favor of NWBO and its principals, at a fair value for consideration received of $674,999 on the date of issue. The total consideration for the cost of license amounted to $824,999. The Company is amortizing the cost of the license over 14 years, which is the initial five-year period of the agreement, plus three automatic three-year renewal terms. Amortization expense recorded for each of the three and six months ended December 31, 2013 and 2012 was $14,732 and $29,464, respectively. Amortization expense to be recognized for each of the years ending June 30, 2014 through 2019 is $58,929 and for the year ending June 30, 2020 is $46,494.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 8 – WAREHOUSE LINES OF CREDIT

The Company has five warehouse lines of credit available as of December 31, 2013 for its funding of mortgage loans for a short term period.

(i)

On August 3, 2008, the Company entered into a warehouse line of credit agreement with a related party mortgage banker for up to $1,000,000 bearing an annual interest rate of 5%. On October 13, 2103, the warehouse line of credit was increased to $75,000,000 for the purpose of funding residential mortgage loans.  The warehouse line of credit matures on December 31, 2014. The outstanding balance on this line of credit as of December 31, 2013 was $2,833,767;

(ii)

On June 11, 2009, the Company entered into a warehouse line of credit with a mortgage banker for up to $1,000,000 which was modified on June 19, 2012 to increase the credit line to up to $4,000,000. The annual interest rate on the line is Wall Street Journal Prime Interest Rate plus 1% with a floor of 5.75%. The warehouse line of credit matures on June 19, 2014. The balance outstanding on this line of credit as of December 31, 2013 was $201,832;

(iii)

On September 30, 2011, the Company entered into a warehouse line of credit with a mortgage banker for up to $500,000 which was modified on April 26, 2012 to increase the credit line up to $2,000,000. The annual interest rate is equal to Prime Interest Rate plus 2% and in no event less than 6% per annum. The warehouse line of credit matures on September 30, 2014. The outstanding balance on this line of credit as of December 31, 2013 was $150,119;

(iv)

On February 13, 2012, the Company entered into a warehouse line of credit with a mortgage banker for up to $500,000, unconditionally guaranteed for payment by its Executive Vice-President. On February 27, 2013 the agreement was modified to increase the line to $3,000,000. The unpaid balance on the line of credit bears an annual interest rate equal to prime plus 2% with a floor of 6%. The warehouse line of credit matures on September 30, 2014. The outstanding balance on this line of credit as of December 31, 2013 was $1,105,054 and

(v)

On November 18, 2011, the Company entered into a “Repo” warehouse line of credit agreement with a related party mortgage banker for up to $5,000,000 bearing an annual interest rate of 5% for funding residential mortgage loans. Pursuant to the terms of the agreement, the Company could be required to repurchase the loan subject to certain terms and conditions. On October 13, 2013 the warehouse line of credit was increased to $75,000,000 and now matures on December 31, 2014. The outstanding balance on this line of credit as of December 31, 2013 was $10,049,780.

The lines of credit provide short term funding for mortgage loans originated by the branch offices. The lines of credit are repaid within fourteen days when the loan is sold to third party investors. The Company does not intend to hold and service the loans. The lines are used strictly to fund mortgage loans and not to provide operating funds for the Company. The Company had $14,340,551 in loans outstanding against the warehouse lines of credit, and had obtained commitments from the third party investors to purchase the loans outstanding against this line of credit, thus offsetting the loans payable on this line against the loans receivable of $14,369,676 from the third party investors as of December 31, 2013. The Company has recorded the amounts receivable against the loans of $14,369,676 and related liability against the lines of credit of $14,340,551 in the accompanying financial statements as of December 31, 2013. Subsequent to December 31, 2013, approximately 95% of the loans outstanding on the credit lines have been purchased by the secondary lenders.

NOTE 9 – STOCKHOLDERS’ EQUITY AND ISSUANCES

The Company’s capitalization at December 31, 2013 was 100,000,000 authorized common shares and 10,000,000 authorized preferred shares, both with a par value of $0.001 per share.

Following is the status of the share based payment plans during the six months ended December 31, 2013 and 2012:

2012 Stock Option/Stock Issuance Plan

On December 12, 2011, the shareholders of the Company authorized and approved the 2012 Stock Incentive Plan (the “2012 Plan”) to issue up to 6,000,000 shares of common stock of the Company of $0.001 par value per share. The 2012 Plan became effective January 1, 2012. No awards shall be granted under the 2012 Plan after the expiration of 10 years from the effective date, but awards previously granted may extend beyond that date.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

On July 1, 2013, the Company granted 125,000 options to an employee of the Company. The options vest equally over three years and were valued at $21,664 using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.33%, volatility 92.2%, three-year term and dividend yield of 0%.

On July 8, 2013, the Company granted 250,000 options to an employee of the Company. The options vest equally over three years and were valued at $47,061 using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.33%, volatility 91.6%, three-year term and dividend yield of 0%.

On September 5, 2013 the Company granted 325,000 options to various employees as a signing bonus. The options vest equally over three years and were valued at $78,663 using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.33%, volatility 97.8%, three-year term and dividend yield of 0%.

On November 4, 2013, the Company granted 225,000 options as a signing bonus to three individuals. The options were granted under the 2012 Plan. The options vest equally over three years and were valued at $37,203 using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.33%, volatility 110.11%, three-year term and dividend yield of 0%.

On November 4, 2013, the Company granted 125,000 incentive options to an employee. The options were granted under the 2012 Plan. The options vest equally over three years and were valued at $20,668 using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.33%, volatility 110.11%, three-year term and dividend yield of 0%.

On November 4, 2013, the Company issued 26,494 shares of stock to an employee and 39,741 shares of stock to a consultant (both of whom are directors) under the 2012 Plan in lieu of salary and cash compensation that were due these individuals for services provided the Company in October 2013.

As of December 31, 2013, the Company has granted 2,573,338 shares of common stock or stock options valued at $843,112 to employees and consultants under 2012 Plan and 3,426,662 common shares remained unissued and available for future issuances.

Other Stock Issuances

On January 31, 2012, the Company entered into an agreement with a consultant for providing investor relations and business advisory services and issued a total of 600,000 shares of common stock valued at $390,000, of which 50,000 shares were issued on February 2, 2012 and 550,000 shares were issued on March 8, 2012. On May 9, 2012, the Company entered into another agreement with the same consultant for business advisory services and issued 125,000 shares of common stock valued at $81,250. As part of the same contractual agreement dated May 9, 2012, the Company issued shares to two other consultants on May 16, 2012 totaling 850,000 shares. The common shares issued were valued at the contractual agreement dates of January 31, 2012 and May 9, 2012. The shares underlying these agreements were issued as follows: the Company issued 125,000 shares valued at $81,250 on April 30, 2012, 850,000 shares valued at $552,500 on June 4, 2012. On June 25, 2012, the Company issued 100,000 shares valued at $59,000 to another consultant. The common shares issued were valued at the closing share price on the date of closing of the transaction or at the fair value on the contractual agreement date.

On July 15, 2012, the Company and the consultant mutually agreed to cancel the January 31, 2012 and May 9, 2012 agreements, and agreed to enter into a new consulting agreement dated July 16, 2012 for issuance of 425,000 shares of common stock for providing business advisory and consulting services to the Company for a period of six months. On July 15, 2012, the Company and the consultant mutually agreed that the consultant will accept the remaining unvested common shares from the January 31, 2012 and May 9, 2012 contracts amounting to 434,492 common shares for a value of $82,670 instead of receiving 425,000 newly issued shares per the July 16, 2012 agreement.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

On August 17, 2012, the Company cancelled the unvested 637,498 shares of the 850,000 common shares issued to the two remaining consultants pursuant to the May 9, 2012 agreement and recorded the cancellation as a charge of $637 to common stock and additional paid in capital. The Company recorded a charge of $204,715 to additional paid in capital and reduced the prepaid expenses for the same amount upon cancellation of these two agreements.

In July 2011, the Company commenced a private placement offering to raise capital up to $975,000 through the sale of up to 13 Units at $75,000 per Unit, with each Unit consisting of 100,000 shares of common stock and 100,000 warrants. The warrants issued in conjunction with the offering are exercisable at $1.00 per share and are exercisable starting on the closing date of the offering and expiring September 14, 2014. As of December 31, 2013, the Company had sold 1,234,328 shares to accredited investors and received cash proceeds of $925,738.

Total common shares issued and outstanding under all stock plans at December 31, 2013 were 29,468,259.

Warrant issuances

Pursuant to the preferred stock transaction on February 5, 2013, and in accordance with the placement agent agreement, the Company issued warrants to purchase 1,140,000 shares of the Company’s common stock to the placement agent and its associates as placement fees in the above transaction. The warrants are exercisable at $0.44 and expire on February 5, 2018. The fair value of warrants was determined to be $398,497 calculated using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.88%, volatility 130.21%, five-year term and dividend yield of 0%. Since the warrants were issued in conjunction with the capital raise, no expense was recorded related to the warrants.

Pursuant to the terms of the private placement offering in July 2011, the Company issued to accredited investors 1,234,328 warrants to purchase 1,234,328 shares of common stock at an exercise price of $1.00. The warrants are exercisable at any time through September 14, 2014. The fair value of warrants was $412,169 calculated using the Black-Scholes option pricing model using the assumptions of risk free discount rates of 0.20% to 0.51%, volatility between 119.07% to 182.59%, three-year term and dividend yield of 0%. Since the warrants were issued in conjunction with capital raise, no expense was recorded in the accompanying financial statements as of December 31, 2013.

On March 25, 2010, the Company granted 2,000,000 warrants to the Chairman of the Board of Directors and 2,000,000 warrants to the former President of the Company for past services, at the exercise price of $1.00 per share for a five-year term.

The Company has a total of 6,374,328 warrants outstanding as of December 31, 2013 at a weighted average exercise price of $0.90.

NOTE 10 – INCOME (LOSS) PER COMMON SHARE

The Company’s outstanding options and warrants to acquire common stock and unvested shares of restricted stock totaled 7,699,328 as of December 31, 2013. These common stock equivalents may dilute earnings per share.

For the three and six months ended December 31, 2013, basic and diluted loss per share was the same as the effect of dilutive securities would have been anti-dilutive.

For the three and six months ended December 31, 2012, basic net income per common share applicable to common stockholders was computed on the basis of the weighted average number of common shares outstanding during the period. Diluted net income per common share applicable to common stockholders was computed on the basis of the weighted average number of common shares and dilutive securities outstanding.  Dilutive securities having an anti-dilutive effect on diluted net income per share were excluded from the calculation.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Basic and diluted net income per share for the three and six months ended December 31, 2013 and 2012 was calculated as follows:

	For the three months ended December 31, 2013		For the three months ended December 31, 2012		For the six months ended December 31, 2013		For the six months ended December 31, 2012
	Basic	Diluted	Basic	Diluted	Basic	Diluted	Basic	Diluted

Numerator
Net income (loss) available to common stockholders'	(1,301,469)	(1,301,469)	212,000	212,000	(2,912,631)	(2,912,631)	444,482	444,482

Denominator
Weighted average common shares outstanding	29,443,512	29,443,512	29,267,684	29,267,684	29,422,655	29,422,655	29,300,622	29,300,622
Common stock issuable on exercise of warrants				5,234,328				5,234,328

Total	29,443,512	29,443,512	29,267,684	34,502,012	29,422,655	29,422,655	29,300,622	34,534,950

Net income (loss) per share	$(0.04)	$(0.04)	$0.01	$0.01	$(0.10)	$(0.10)	$0.02	$0.01

NOTE 11 – COMMITMENTS

Nationwide By Owners License

The agreement between NWBO and the Company calls for the establishment of a National Processing Center for the collection, origination and tracking of the sales lead database. Upon completion of a National Processing Center, the Company has also committed to provide year-end bonuses under the license agreement which the parties can elect to take in cash, stock, or any combination of the two. Bonus cash will be calculated by multiplying the annual net profit of the National Processing Center by the following percentage rates: 15% for the initial five-year term of the license agreement, 20% for the first automatic renewal term, 25% for the second automatic renewal term, and 30% for the third automatic renewal term and all subsequent annual renewal terms. Should the parties elect to take all or part of the bonus in common stock, the number of shares awarded will be calculated according to the base value of the shares as defined in the agreement. No accrual has been recorded for the year-end bonuses because the National Processing Center has not been established. As agreed to by NWBO and the Company, the National Processing Center has been delayed indefinitely while NWBO rolls out its new product offering and strategy discussed below.

Also, pursuant to the agreement with NWBO, the Company has committed to pursue obtaining, in good faith and diligently, the appropriate licenses to originate mortgages in all 50 states of the United States.

Historically the Company has not gathered data on the number of leads and loans closed, and commissions earned and paid, relating to the NWBO license since the branch offices are managed independently and may choose not to use these lead generating opportunities. However, management believes the number of leads could grow significantly based on the new strategy and product offering available to the Company. NWBO has dramatically evolved from their original model which focused solely on sale by owners.  The revised model is now focused around a consumer-centric realtor model with a significant focus on mobile technology tools and social media marketing strategies. NWBO expanded its initial Smart Sign technology into a proprietary software called eNfoDelivered, which is now a lead acquisition, lead development and lead delivery platform.  A second proprietary software called Path2Sell Systems was launched in August of 2013.  These two platforms combine to provide PSMI access to the feature-rich toolkit of marketing tools mentioned above as well as training, administration and support.  While helping to add to a loan origination pipeline, Path2Sell Systems allow a much greater focus on tools deliverable in each lending center/branch; tools specific to create greater leverage with local realtor and home builder contacts.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

The Company has developed a method to measure the value of the NWBO license. The method is a computation based on revenue from new and existing branches and the incremental volume the NWBO license should generate for the Company’s existing and future branches. The computation is prepared each quarter. The computed value of the license is compared to the book value of the license at the end of each period to determine if there is any impairment in the carrying value of the license. The book value is determined by the original cost of the license less accumulated amortization as of the end of the period. The value of the license recorded on the balance sheet is at its book value. The book value of the license was less than the estimated computed value at December 31, 2013 and December 31, 2012.

Employment agreements

The Company entered into employment agreements with its officers and key employees to retain their services through the year ended June 30, 2014. The Company’s practice is to revise employment agreements as they become due to make the agreements at will requiring no more than 60 days termination notice by either party. The Company did recently renew the employment agreement for its Executive Vice President and Chairman which was renewed as a one year agreement (See Subsequent Events footnote).

Lease commitments

On April 8, 2013, the Company executed a five-year lease on approximately 4,000 square feet of office space for its corporate office location in Oklahoma City. The lease requires an initial deposit of $90,000 for build out of the office space and a monthly lease payment of $8,132 in year one, increasing to $8,636 in year five.

The Company leases office space for its branches and property and equipment under cancellable and non-cancellable lease commitments. The monthly rent for office premises and property and equipment is $105,077. The leases expire between October 2013 and July 2018. Total rent expense recorded for the three and six months ended December 31, 2013 and 2012 was $289,828, $540,146, $204,736 and $423,553, respectively.

Total minimum lease commitments for branch offices and property and equipment leases at December 31, 2013 are as follows:

For the year ended June 30,	Amount
2014	$439,100
2015	694,500
2016	372,282
2017	228,725
2018	149,067
Total	$1,883,674

NOTE 12 – FAIR VALUE MEASUREMENTS

The Company uses a hierarchy that prioritizes the inputs used in measuring fair value such that the highest priority is given to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements).  The three levels of the fair value hierarchy are described below:

Level 1	Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Level 2	Inputs to the valuation methodology include:

●	Quoted prices for similar assets or liabilities in active markets;

●	Quoted prices for identical or similar assets or liabilities in inactive markets;

●	Inputs other than quoted prices that are observable for the asset or liability;

●	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3	Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used maximize the use of observable inputs and minimize the use of unobservable inputs. See Note 1 for discussion of valuation methodologies used to measure fair value of investments.

The valuation methodologies described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

Other than cash, which is determined using Level 1 inputs, and intangible assets, which were determined using level 3 inputs, the fair value of the assets and liabilities was determined using Level 2 inputs. The carrying amounts and fair values of the Company’s financial instruments at December 31, 2013 and June 30, 2013 are as follows:

	December 31, 2013 (Unaudited)		June 30, 2013
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents	$1,071,379	$1,071,379	$4,515,618	$4,515,618
Restricted cash	500,000	500,000	500,000	500,000
Accounts receivable	724,311	724,311	885,077	885,077
Loans held for sale	14,369,676	14,369,676	17,702,492	17,702,492
Prepaid expenses	316,255	316,255	161,717	161,717
Loan receivable	88,898	88,898	88,898	88,898
Intangible assets	3,419,545	3,419,545	3,492,172	3,492,172

Financial liabilities:
Accounts payable	$569,304	$569,304	$503,895	$503,895
Warehouse line of credit	14,340,551	14,340,551	17,670,412	17,670,412
Preferred dividends payable	85,500	85,500	85,500	85,500
Accrued liabilities	925,348	925,348	1,418,996	1,418,996

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 13 - INDUSTRY RISKS

The mortgage industry has gone through a significant change over the past four years. Foreclosures have caused a credit tightening, making qualifying for loans more difficult for many borrowers. The Company has not experienced credit losses because the Company either has sold the loan prior to or shortly after closing or simply does not fund the loans they originate. The U.S. housing market as a whole has undergone a significant contraction with lenders and investors tightening their credit standards, making the mortgage origination volumes flat. The historically low rates that the industry experienced during most of 2012 and 2013 had generated a significant volume of refinance business. In June of 2013, the rates increased noticeably which has led to less refinance business and more competitive pricing pressures for the remaining lenders. The impact of the changing rate environment on the Company’s operations has directly impacted the Company’s volume and gross revenue in the most recently completed quarter. In addition, the mortgage industry is experiencing significant regulatory changes which began during 2011 and are continuing through 2014 and beyond, requiring mortgage brokers to significantly modify their operations or seek out merger or sale opportunities in order to comply with the new regulations. Although the Company is trying to combat these issues through various cost adjustments and recruiting of new production, the future impact of these initiatives cannot be determined with any certainty.

NOTE 14 - CONCENTRATIONS

Concentration of Customer

The Company entered into two warehouse line of credit agreements with a mortgage banker whose Executive Vice President is a member of the Board of Directors of the Company, for up to $75,000,000 each, bearing annual interest rates of 5% each, for funding residential mortgage loans. Per the terms of the agreements, the Company could be required to repurchase the loans subject to certain terms and conditions. The outstanding combined balance on these two warehouse lines of credit as of December 31, 2013 was $12,883,547. Subsequent to December 31, 2013, approximately 95% of the loans outstanding on the credit lines have been purchased by investors.

The Company recorded revenues of $3,029,442, $6,058,014, $4,903,415, and $9,714,987 from one customer who is a related party for the three and six months ended December 31, 2013 and 2012, respectively.

Concentration of Credit Risk

The Company maintains its cash in bank and financial institution deposits that at times may exceed federally insured limits. The Company has not experienced any losses in such accounts through December 31, 2013. As of December 31, 2013, the Company’s bank balances in some instances exceed FDIC insured amounts.

NOTE 15 – SUBSEQUENT EVENTS

Departure of Certain Production Offices and Former Directors

In January and February 2014, the branch managers of the Tulsa, OK, Des Moines, IA, St. Louis, MO and Grand Junction, CO offices submitted their resignations from employment with our subsidiary, PSMI. Certain of these individuals were also directors serving on the board of PSMI, roles in which they also resigned from at the same time. Loan originators and other support staff within these locations have also submitted their resignations, and as of February 18, 2014 all employees at these locations have resigned.

In connection with these office departures, we are considering the sale to former branch managers or entities controlled by them certain assets utilized in the operation of those facilities.

Management is currently evaluating options regarding future business operations in these locations including the impact on certain intangible assets such as goodwill associated with the original purchase of the businesses in 2011.

Short-term Financing

Effective February 10, 2014, the Company entered into a short-term Loan Agreement (the “Loan Agreement”) with James Miller and Michael Margolies, directors of the Company, Kevin Gadawski, a director, CEO and CFO of the Company, and Richard Carrington, a shareholder (collectively the “Lenders” and each a “Lender”). Under the terms of the Loan Agreement, the Lenders agreed to loan an aggregate of $385,000 for operating expenses primarily associated with the shut down of certain operating units, as well as to fund growth of the Company. The funds were received by the Company on February 12, 2014. The loans are evidenced by 10% Convertible Promissory Notes (the “Notes”) which bear interest at 10% per annum and mature on February 10, 2015. The Notes are convertible at the lowest per share rate of common stock or common stock equivalents sold in a Qualified Offering by the Company. The term “Qualified Offering” means one or more offerings of debt or equity securities to non-affiliates in the aggregate amount of at least $1,000,000. In addition, each Lender received one common stock purchase warrant (the “Warrants”) for each $2.50 loaned to the Company. Each five-year warrant is exercisable at $0.40 per share, subject to adjustment in the event of the issuance of additional common shares or common stock equivalents at less than the exercise price. The Warrants also provide for cashless exercise. The Warrants are not transferable or assignable without the prior consent of the Company.

PSM HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Executive Vice President Employment Agreement

Effective January 1, 2014, the Company entered into an Employment Agreement (the “Agreement”) with Jeffrey R. Smith, its Chairman, Executive Vice President, and director. The term of the Agreement is one year. Under the Agreement, Mr. Smith’s annual base salary is $250,000 commencing on January 1, 2014 and may increase if approved by the Compensation Committee or the board of directors. Salary may be paid with shares of common stock under an equity compensation plan at a 25% discount to the fair market price at the end of the pay period with the consent of both the Company and Mr. Smith. Mr. Smith will be eligible to receive an annual bonus of up to 100% of the then applicable base salary upon achievement of annual performance objectives to be determined by the Compensation Committee or board of directors. Mr. Smith will be entitled to participate in the employee benefit plans maintained by the Company including group medical, dental, vision, disability, life insurance, flexiblespending account, and 401(k).

WRITTEN CONSENT OF SHAREHOLDER OF

PSM HOLDINGS, INC.,

a Delaware corporation

The undersigned shareholder of PSM Holdings, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Solicitation of Consents and accompanying Consent Solicitation Statement, each dated April __, 2014. The undersigned hereby consents (by checking the FOR box) or declines to consent (by checking the AGAINST box or the ABSTAIN box) to the adoption of the following recitals and resolution:

   ☐ FOR                   ☐ AGAINST                   ☐ ABSTAIN

WHEREAS, the board of directors of the Company has determined that it is in the best interests of the Company and its shareholders to amend the Company’s Certificate of Incorporation, in the form of the Certificate of Amendment (the “Certificate Amendment”) attached as Appendix A to the Consent Solicitation Statement that accompanies this Consent, and has referred the same to the shareholders of the Company for approval by written consent; and

WHEREAS, the board of directors of the Company has recommended that the shareholders vote “FOR” the below resolution, which it has deemed is in the best interests of the Company and its shareholders.

NOW, THEREFORE, IT IS RESOLVED, that the shareholders of the Company hereby approve the Certificate Amendment, in the form attached as Appendix A to the Consent Solicitation Statement that accompanies this Consent.

This Written Consent action may be executed in counterparts. Failure of any particular shareholder(s) to execute and deliver counterparts is immaterial so long as the holders of a majority of the voting power of the outstanding shares of the Company do execute and deliver counterparts.

This Consent is solicited by the Company’s board of directors.

IN WITNESS WHEREOF, the undersigned has executed this Consent on April __, 2014.

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Print name(s) exactly as shown on Stock Certificate(s)

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Signature (and Title, if any)

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Signature (if held jointly)

Sign exactly as name(s) appear(s) on stock certificate(s). If stock is held jointly, each holder must sign. If signing is by attorney, executor, administrator, trustee or guardian, give full title as such. A corporation or partnership must sign by an authorized officer or general partner, respectively.

PLEASE SIGN, DATE AND RETURN THIS CONSENT TO RONALD N. VANCE & ASSOCIATES, LEGAL COUNSEL FOR PSM HOLDINGS, INC., AT 1656 REUNION AVENUE, SUITE 250, SOUTH JORDAN, UTAH 84095. You may submit your consent by email to jamie@vancelaw.us. You may also submit your consent by facsimile to (801) 466-8803.

Important Notice Regarding the Availability of Consent Materials. The Consent Solicitation Statement is available on the SEC’s website at www.sec.gov.